UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02444

The Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Steven I. Koszalka

The Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest with a measured,
long-term perspective.

The Bond Fund of America®

Annual report for the year ended December 31, 2014

The Bond Fund of America seeks to provide as high a level of current income as is consistent with the preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.65%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.94%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	2015 Outlook: Tension building as interest rates set to rise

Contents
1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
39	Board of trustees and other officers

Fellow investors:

A declining interest rate environment, driven by global economic uncertainty and heightened geopolitical conflicts, resulted in a favorable market for investment-grade bond investors in 2014. The Bond Fund of America returned 5.53% for the 12-month period ended December 31.

By way of comparison, the unmanaged Barclays U.S. Aggregate Index — a measure of the investment-grade (BBB/Baa and above) bond market — returned 5.97%. The fund’s peer group, as measured by the Lipper Core Bond Funds Average, returned 5.33%. The fund continues to keep pace with these benchmarks over longer periods, as shown in the chart below.

The fund’s dividend income complemented the rise in bond prices. During the period, the fund paid dividends exceeding 27 cents a share. For investors, this amounted to an income return of 2.21% with dividends reinvested, or 2.19% if taken in cash.

Bond market overview

The fund’s fiscal year was characterized by a surprising decline in long-term interest rates and uneven but improving growth in the U.S. economy. Early in the year, severe winter weather hampered business transactions in many regions, resulting in lower-than-expected economic activity. However, the economy improved over time, with U.S. gross domestic product (GDP) rising 5% during the third quarter, the strongest rate in more than a decade. In spite of this turnaround, the yield on the benchmark 10-year U.S. Treasury bond fell from 3.04% at the end of 2013 to 2.17% at the close of 2014.

U.S. bond yields declined for many reasons, but chief among them were slowing economic growth in Europe and Asia, political and economic turmoil in some emerging markets nations, worsening geopolitical conflicts in Ukraine and the Middle East, and declining inflation expectations in many parts of the world. These and other

Results at a glance

For periods ended December 31, 2014, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 5/28/74)

The Bond Fund of America (Class A shares)	5.53%	3.08%	4.59%	3.48%	7.97%
Barclays U.S. Aggregate Index*	5.97	2.66	4.45	4.71	7.93
Lipper Core Bond Funds Average	5.33	3.16	4.68	4.24	7.75

*	The Barclays U.S. Aggregate Index began on January 1, 1976. From May 28, 1974, through December 31, 1975, Barclays U.S. Government/Credit Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The Bond Fund of America	1

Over the long term, higher interest rates are beneficial for fixed-income investors. As bonds are sold or reach maturity, the proceeds can be reinvested in less expensive bonds at higher yields.

events spurred safe-haven buying. Demand for U.S. Treasury bonds, viewed as the soundest investments in the world, soared to record highs in 2014.

Downward pressure on bond yields came despite significant monetary policy changes at the U.S. Federal Reserve, including a months-long deceleration of the central bank’s bond buying program, known as quantitative easing. Amid an improving U.S. job market and generally benign inflation, the Fed slashed its bond purchases from $85 billion a month in January to zero in October. The move capped an unprecedented intervention program that is widely credited with rescuing the U.S. economy from the depths of the global financial crisis.

Inside the portfolio

The fund adopted a more defensive posture during the year, gradually moving into higher quality areas of the bond market. Portfolio managers sold investment-grade corporate bonds and mortgage-backed securities as those sectors advanced. They also reduced the fund’s relatively modest holdings of high-yield corporate and emerging markets debt. The fund’s shorter-than-index duration hurt results relative to the benchmark, but its yield curve positioning among longer dated bonds helped to boost returns as the long end of the market rallied.

Fund holdings in U.S. Treasury and agency bonds increased during the year, representing 38% of the portfolio at the end of 2014, compared to 34% at the end of 2013. Part of that rise included an increase in the fund’s holdings of Treasury Inflation-Protected Securities (TIPS). Managers decided to add to the TIPS position as an insurance policy against potentially higher inflation. TIPS returns were disappointing due to lower inflation expectations, particularly as oil prices fell. However, managers believed valuations were attractive, and they continue to maintain a high level of conviction in the fund’s TIPS investments.

The fund’s holdings of mortgage-backed securities fluctuated throughout the year, but closed 2014 at about 23% of the portfolio, roughly the same as December 2013. Mortgage bond valuations started the year high and moved higher. As a result, managers maintained an underweight exposure to mortgage bonds relative to the index.

Corporate bond exposure was reduced steadily throughout most of the year as the corporate market generated strong returns before reversing course in the third quarter. Investment-grade U.S. corporate bonds made up 27% of the portfolio at the end of 2014, down from 32% at the end of 2013. The fund’s exposure to high-yield corporate bonds (rated BB and below) was also significantly reduced. Managers invested in a number of new corporate bond issues during the year. Low interest rates encouraged a flurry of new corporate bond sales, resulting in record-high issuance of $1.1 trillion for the year.

Looking ahead

The outlook for the U.S. economy remains bright, as evidenced by an improving employment picture, accelerating GDP growth and moderate-to-low levels of inflation. Portfolio managers believe these healthy trends will

2	The Bond Fund of America

continue and inflation will gradually move higher. Given the positive conditions, managers are convinced the Fed will raise short-term interest rates this year — barring an unforeseen deterioration in the job market or economic growth. The Fed has indicated it would raise rates, should the data support such a move, and managers likewise believe the threshold will be met before the end of the year. (See our feature story on page 6 for more on this topic.)

Rising rates would put stress on the bond market. Managers expect higher volatility at times as the Fed contemplates changes in monetary policy and ultimately raises short-term rates for the first time since 2006. In such an environment, bonds can lose value. However, over the long term, higher interest rates are beneficial for fixed-income investors. As bonds are sold or reach maturity, the proceeds can be reinvested in less expensive bonds at higher yields, providing better income opportunities and contributing to total return.

The Bond Fund of America seeks to provide investors with income, as well as capital preservation, and it can do well during periods when equity prices are under pressure. It is important to remember that bonds are a valuable diversification tool in any portfolio, regardless of the direction of interest rates. This is especially true for investors who are saving for long-term goals such as a college education or a comfortable retirement. We remain confident that the fund can continue to serve our investors well in this regard.

As always, we take a long-term, research-driven approach to investing that we believe will benefit shareholders. It is during challenging periods of the market that we believe disciplined, active investing can better demonstrate its value. We thank you for your continued interest in The Bond Fund of America, and we look forward to reporting to you again in six months.

Cordially,

John H. Smet
President

February 5, 2015

For current information about the fund, visit americanfunds.com.

The Bond Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to December 15, 1986, when it became 4.75% until January 9, 2000.
[3]	From May 28, 1974, through December 31, 1975, Barclays U.S. Government/Credit Index was used because Barclays U.S. Aggregate Index did not yet exist. Since January 1, 1976, the Barclays U.S. Aggregate Index has been used. These indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Includes reinvested dividends of $205,868 and reinvested captital gain distributions of $4,573.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period May 28, 1974, commencement of operations, through December 31, 1974.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2014)*

	1 year	5 years	10 years
Class A shares	1.60%	3.80%	3.09%

**Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.*

The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated March 1, 2015 (unaudited).

$200,000
100,000
60,000
40,000
20,000
10,000
8,000

Year ended December 31	1974[4]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
TOTAL VALUE (dollars in thousands)														
Dividends reinvested	$0.4	0.9	1.0	1.1	1.2	1.4	1.7	2.1	2.4	2.6	2.9	3.2	3.6	3.8
Value at year-end	$10.0	11.3	13.3	14.0	14.3	14.7	15.2	16.2	21.6	23.6	26.5	33.5	38.6	39.3
Total return	(0.1)%	12.7	18.1	5.1	2.0	3.1	3.5	6.6	32.9	9.5	11.9	26.6	15.2	2.0

4	The Bond Fund of America

How a $10,000 investment has grown

There always have been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Dividends, particularly when reinvested, have accounted for virtually all of the fund’s overall results. The table beneath the chart details the fund’s annual dividends and the cumulative value of the original investment.

The Bond Fund of America	5

6	The Bond Fund of America

The U.S. economy is growing, the employment picture is improving and, beyond that, I think the Fed very much wants to bring an end to the era of zero-bound rates. John Smet, portfolio manager

2015 Outlook: Tension building as interest rates set to rise

For years, bond fund managers have faced the same persistent question from investors: What will you do when interest rates rise? Particularly at the start of 2014, virtually no one was predicting that rates would head in the opposite direction, but that is exactly what happened. Confounding many Wall Street strategists, the yield on the benchmark 10-year U.S. Treasury note declined from roughly 3.00% in January to end the year at 2.17%, tumbling nearly a full percentage point, oddly enough, at a time when the U.S. economy was picking up steam.

Persistent downward pressure on rates came despite a widely feared reduction in the Federal Reserve’s extraordinary bond buying program, known as quantitative easing, or QE. Amid an improving job market and generally benign inflation, the Fed gradually cut its bond purchases from $85 billion a month in January to zero in October, capping an unprecedented stimulus program that was credited with rescuing the U.S. economy from the depths of the global financial crisis.

Could 2015 be the year that interest rates go higher? Many of our fixed-income portfolio managers believe the answer is yes — rates will rise this year as the Fed seeks to normalize monetary policy. That could result in higher bond market volatility and some short-term pain for fixed-income investors. However, our managers believe rates won’t climb as fast or as far as some investors fear. In fact, rates could stay relatively low for a long time, given several powerful economic and geopolitical trends that have emerged in recent years:

•	Declining inflation expectations, exemplified by falling oil prices, and slow wage growth suggest that the Fed may wait longer before deciding to raise the federal funds rate for the first time since 2006. Fed officials said as much in their December meeting: They intend to be “patient” before making a move.

•	Monetary stimulus from other central banks, particularly the Bank of Japan and the European Central Bank, is putting enormous downward pressure on global bond yields. U.S. Treasuries look far more attractive by comparison, which serves to keep a lid on rates.

•	Intensifying geopolitical conflicts around the world are making Treasuries more desirable as safe-haven

The Bond Fund of America	7

Interest rates can stay low for a long time

Source: U.S. Bureau of Economic Analysis.

Low interest rates have been the norm throughout much of U.S. history. High interest rates prevailed during the 1980s and 1990s, while many other periods, going back to the 1870s, look much more like today.

investments. Demand for Treasuries grew to record-high levels in 2014, and there are no signs of that trend abating anytime soon.

•	Banks and other financial institutions are adding to their Treasury holdings due to more stringent regulatory requirements. At the same time, more volatile financial markets increase demand for Treasuries held as collateral against derivative positions.

“I am convinced the Fed will raise interest rates this year,” says John Smet, a portfolio manager with The Bond Fund of America. “The U.S. economy is growing, the employment picture is improving and, beyond that, I think the Fed very much wants to bring an end to the era of zero-bound rates. That said, there have been times in history when interest rates have remained relatively low for extended periods. So while we may be moving gradually higher in the months ahead, there is a compelling case to be made for the argument that we are in the midst one of those extended low-rate periods.”

Indeed, as the chart above illustrates, low interest rates have been the norm throughout much of U.S. history. High interest rates prevailed mostly during the 1980s and 1990s, while time periods dating back to the 1870s look much more like today. “If your point of reference is the ‘80s and ‘90s, then you may very well see today as an outlier period of historically low interest rates,” says Wesley Phoa, also a portfolio manager with The Bond Fund of America. “However, if you look at just about any other time, interest rates from 2% to 5% are very much within the range of normal.”

“The Fed has been telling us to look at the economic data — that will determine the Fed’s course,” he adds. “I think we should finally believe them.”

Economic tailwinds emerge

The U.S. economy has clearly improved over the past year, although it didn’t get off to a good start. Severe winter weather put a damper on economic activity in the first quarter of 2014, sending Gross Domestic Product (GDP) growth down –2.1%. Second-quarter growth was significantly better, rising 4.6% as consumer spending rebounded. Third-quarter activity continued the trend as GDP

8	The Bond Fund of America

growth surged to 5.0%, the strongest rate in more than a decade.

Capital Group economist Darrell Spence believes the U.S. economy is now on firm footing and will ultimately settle at a healthy annualized GDP growth rate of 3.0% to 3.5% this year. That view is based on several positive factors, including:

•	improving fiscal conditions at state and local governments

•	a strengthening labor market and a declining federal budget deficit

•	a pick-up in business investment and rising corporate earnings

“The economy is starting to gain some real traction,” Darrell says. “Several drags on economic growth are disappearing, including the painful retrenchment at state and local governments. U.S. tax increases and spending cuts have been significant in recent years, but the appetite to do any more of that appears to be dwindling. That bodes well for economic growth in the months and years ahead.”

Job picture brightens

The outlook for American jobs has also improved dramatically. The U.S. unemployment rate has declined from 10.0% at the height of the financial crisis to 5.6% in December, the lowest level since 2008. However, Fed officials often cite a disappointing labor force participation rate — fewer people actually working or looking for work — as reason to be skeptical about top-line job growth. The U.S. economy created an average of 246,000 new jobs per month in 2014, but the participation rate fell to 62.7% in December, near a 36-year low. That remains a concern — and another reason for the Fed to stand pat on rates.

Meanwhile, despite worries that several years of ultra-low interest rates and quantitative easing would produce alarmingly high inflation, consumer prices rose just 0.8% in 2014, weighed down by a sharp drop in oil prices. At such levels, U.S. consumer price increases are well below the Fed’s target rate of 2.0%, suggesting that inflation remains in check.

The rapid decline in oil prices that we’ve seen since last summer has changed the inflation outlook here in the U.S. and around the world.

The Fed’s preferred inflation measure — known as the personal consumption expenditures price index, or PCE — is rising at a rate of 1.2%, and it has stayed below the target rate for 31 consecutive months. Consequently, there is little pressure for the Fed to quickly raise rates.

U.S. inflation rate is running below the Federal Reserve’s 2% target

Source: U.S. Commerce Department, U.S. Federal Reserve.

The annual change in the personal consumption expenditures (PCE) price index shows inflation is not a concern, meaning there is little pressure on the Fed to raise interest rates anytime soon.

The Bond Fund of America	9

In other words, the Fed indeed can be “patient” — as long as inflation remains low.

“The rapid decline in oil prices that we’ve seen since last summer has changed the inflation outlook here in the U.S. and around the world,” says Andy Barth, a portfolio manager with The Bond Fund of America. “How the oil story plays out — and the effect it has on global growth expectations — could have a significant influence on everything else that happens in the financial markets this year.”

U.S. interest rates will eventually go up, Barth says. But the key questions for investors to consider are: “When?” and “How fast?” Some of our portfolio managers believe it could take longer than many investors think and it could be a very slow process. One reason for this extended outlook is that many important factors are not within the Fed’s control. Central banks in Europe, Japan and China are moving in the opposite direction, cutting interest rates and ramping up stimulus measures, and that trend is not likely to change anytime soon.

A world awash in liquidity

The European Central Bank (ECB) announced in September that it was slashing interest rates and launching a U.S.-style bond buying program in an attempt to revive Europe’s sluggish economy. Mounting deflationary pressures prompted the ECB to reduce its main lending rate by 10 basis points to 0.05% and commit to asset purchases that could amount to more than €1 trillion over time. Meanwhile, the People’s Bank of China recently injected 500 billion yuan ($81 billion) into the country’s five major state-owned banks in a bid to encourage lending activity. And the Bank of Japan — the pioneer of quantitative easing in the early 2000s — continues to purchase ¥6 trillion to ¥8 trillion ($55 billion to $74 billion) in government bonds each month in an aggressive attempt to push inflation up to the bank’s 2.0% target.

These stimulus measures put tremendous pressure on global bond yields, including U.S. Treasuries, which have become even more attractive to investors because of their relatively high yields. German 10-year bond yields recently fell below 0.40%, and comparable Japanese bonds hover around 0.30%. That makes the yield on 10-year Treasuries look downright generous. Fully 45% of government bonds issued around the world are yielding less than 1.0%, according to a report by Bank of America Merrill Lynch.

Demand for bonds from pension plans has accelerated as they seek to match long-term liabilities with high-quality long-duration bonds.

Foreign buyers and pension funds are aware of this trend and are acting on it. In November, the total amount of U.S. Treasuries owned by foreign investors hit a record high of $6.1 trillion. Demand for bonds from pension plans has accelerated as they seek to match long-term liabilities with high-quality long-duration bonds. In addition, stricter regulatory requirements are forcing banks and insurance companies to increase their Treasury purchases. Altogether, these trends have produced a serious shortfall in the global supply of bonds. J.P. Morgan estimates that global demand for bonds of all types will outstrip supply by roughly $460 billion a year.

The fear trade

Another factor weighing on interest rates is what investors sometimes call the “fear trade.” Demand for perceived safe-haven assets such as Treasuries and high-grade corporate bonds, soars whenever geopolitical tensions flare up. With the U.S. slowly reducing its role as world policeman, 2014 had no shortage of armed disputes. Major events included Russia’s invasion of Ukrainian territory in the Crimean Peninsula, renewed fighting between Israel and Hamas in the Gaza Strip, and the emergence of an al-Qaeda splinter group known as the Islamic State in Iraq and Syria (ISIS). Market volatility increased dramatically in May when the Ukrainian crisis erupted, and again in September as U.S. fighter jets bombed suspected ISIS strongholds in Syria.

“The fact is, the world is riper now for geopolitical risk than it has been since the end of the Cold War,” says David Hoag, a portfolio manager with The Bond Fund of America. “With the U.S. stepping back, the world becomes a

10	The Bond Fund of America

much more dangerous place. That is the most difficult part of the outlook to assess. If two events move against us — let’s say Europe falls into recession and there is another geopolitical crisis — then my interest rate outlook changes significantly. The Fed could be forced to delay its timetable.”

The long view

Over the long term, however, rising interest rates — particularly in a market starved for yield — are not necessarily a bad thing. In this environment, existing bonds will lose some value in the short term, but newly issued bonds will offer better yields and, ultimately, higher total return opportunities. Especially among short-dated bonds that pay almost nothing today, “It would be like bringing oxygen back into the market,” David says.

As the financial markets enter a new year, investors should keep in mind why they hold bonds in the first place: to preserve capital and provide income in a diversified portfolio. With U.S. equity valuations arguably at lofty levels, the importance of owning low-risk, non-correlated assets becomes even more evident.

“It is always important to stay invested in bonds, even if you think rates are going up,” adds John Smet. “High-quality bonds provide a degree of safety and diversification that cannot be found elsewhere in the markets. Bonds can provide a measure of protection in times of trouble and uncertainty.” ■

Our view of the bond market:

•	Falling interest rates and moderate inflation provided support for bond prices in 2014. We expect that environment to change this year as the Federal Reserve contemplates raising short-term interest rates for the first time since 2006.

•	Rates are likely to move higher, though perhaps not as high or as fast as many investors expect. While the U.S. economy is clearly improving, signs of slowing economic growth in Asia and Europe could combine to keep rates from climbing too fast.

•	We see more headwinds than tailwinds, which could result in higher bond market volatility, particularly as the U.S. moves to tighten monetary policy.

The impact on investors:

•	Expect a difficult market for bonds if rates move higher, but there also may be periods of global economic weakness, geopolitical conflict or other unexpected events when bond prices will rally.

•	With fewer attractive investment opportunities, security selection and downside protection will be paramount. Opportunities may arise in lesser-known areas of the bond market, such as asset-backed securities.

•	Rising interest rates should not dissuade investors from participating in the fixed-income markets. Bonds are an important diversification tool that should help mitigate losses during stock market downturns and periods of economic uncertainty.

The Bond Fund of America	11

Summary investment portfolio December 31, 2014

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	37.69%
AAA/Aaa	23.27
AA/Aa	6.46
A/A	12.83
BBB/Baa	13.31
Below investment grade	2.30
Unrated	0.27
Other	0.14
Short-term securities & other assets less liabilities	3.73
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 96.15%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 34.47%
U.S. Treasury 27.98%
U.S. Treasury 0.75% 2017	$107,671	$107,267
U.S. Treasury 0.875% 2017	210,200	210,480
U.S. Treasury 1.25% 2018	540,350	536,886
U.S. Treasury 1.25% 2018	245,500	243,715
U.S. Treasury 1.375% 2018	106,750	106,859
U.S. Treasury 1.50% 2019	746,076	744,382
U.S. Treasury 1.50% 2019	421,040	418,324
U.S. Treasury 1.50% 2019	343,559	341,371
U.S. Treasury 1.50% 2019	104,025	104,082
U.S. Treasury 1.625% 2019	764,450	765,704
U.S. Treasury 1.625% 2019	287,750	287,433
U.S. Treasury 1.625% 2019	267,725	268,437
U.S. Treasury 1.625% 2019	205,295	205,511
U.S. Treasury 1.75% 2019	386,188	388,389
U.S. Treasury 2.00% 2021	152,000	152,439
U.S. Treasury 2.125% 2021	119,000	120,211
U.S. Treasury 2.25% 2021	309,300	315,789
U.S. Treasury 2.25% 2021	90,550	92,326
U.S. Treasury 2.25% 2024	154,426	155,536
U.S. Treasury 2.375% 2024	225,000	229,113
U.S. Treasury 6.875% 2025	77,500	112,012
U.S. Treasury 4.50% 2036	84,207	112,469
U.S. Treasury 2.875% 2043	131,220	134,285
U.S. Treasury 3.625% 2043	114,200	134,363
U.S. Treasury 3.75% 2043	90,000	108,232
U.S. Treasury 3.00% 2044	128,589	135,129
U.S. Treasury 3.625% 2044	120,250	141,585
U.S. Treasury 0.25%–8.75% 2015–2044[1]	1,119,197	1,151,942
		7,824,271

12	The Bond Fund of America

	Principal amount (000)	Value (000)
U.S. Treasury inflation-protected securities 6.49%
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	$164,936	$162,794
U.S. Treasury Inflation-Protected Security 1.625% 2015[2]	112,685	112,481
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	168,980	167,465
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	208,106	201,369
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	256,730	259,051
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	373,313	426,681
U.S. Treasury Inflation-Protected Security 0.13%–2.80% 2015–2043[2]	485,881	486,610
		1,816,451

Total U.S. Treasury bonds & notes		9,640,722

Corporate bonds & notes 27.25%

Financials 7.75%
Other securities		2,167,735

Energy 3.40%
Other securities		950,426

Health care 3.40%
Other securities		949,737

Utilities 2.98%
Other securities		833,347

Consumer discretionary 2.80%
Other securities		783,444

Consumer staples 2.52%
Other securities		704,152

Industrials 1.73%
Other securities		483,707

Telecommunication services 1.45%
Other securities		405,708

Materials 0.78%
Other securities		219,545

Information technology 0.44%
Other securities		124,297

Total corporate bonds & notes		7,622,098

Mortgage-backed obligations 22.46%
Federal agency mortgage-backed obligations 17.16%
Fannie Mae 3.50% 2045[3,4]	822,956	857,523
Fannie Mae 3.50% 2045[3,4]	136,300	141,652
Fannie Mae 4.00% 2045[3,4]	377,840	402,117
Fannie Mae 4.50% 2045[3,4]	552,547	598,703
Fannie Mae 4.50% 2045[3,4]	522,039	566,625
Fannie Mae 0%–11.03% 2017–2047[3,4,5]	858,679	915,343
Freddie Mac 0%–7.50% 2019–2047[3,4,5]	390,356	425,802
Government National Mortgage Assn. 4.00% 2044[3]	374,226	402,100
Government National Mortgage Assn. 4.00% 2044[3]	188,387	202,337
Government National Mortgage Assn. 4.00% 2044[3]	114,019	122,356
Government National Mortgage Assn. 2.50%–10.00% 2021–2044[3]	144,872	157,234
Other securities		5,813
		4,797,605

The Bond Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Other 5.30%
Other securities		$1,484,103

Total mortgage-backed obligations		6,281,708

Federal agency bonds & notes 3.22%
Fannie Mae 0.48%–7.13% 2015–2030[3,5]	$246,619	254,308
Federal Home Loan Bank 2.13%–5.50% 2016–2036	64,145	67,641
Freddie Mac 0.50%–4.88% 2016–2024[3,5]	279,354	284,245
Other securities		295,599
		901,793
Other 8.75%
Other securities		2,445,072

Total bonds, notes & other debt instruments (cost: $26,248,949,000)		26,891,393

Convertible stocks 0.04%	Shares
Industrials 0.04%
Other securities		11,728

Total convertible stocks (cost: $13,570,000)		11,728

Preferred securities 0.02%
U.S. government agency securities 0.02%
Other securities		4,270

Total preferred securities (cost: $5,820,000)		4,270

Common stocks 0.06%
Other 0.06%
Other securities		17,968

Total common stocks (cost: $70,281,000)		17,968

Rights & warrants 0.00%

Energy 0.00%
Other securities		11

Total rights & warrants (cost: $672,000)		11

Short-term securities 12.33%	Principal amount (000)
Chariot Funding, LLC 0.22%–0.27% due 4/23/2015–8/17/2015[6]	$66,200	66,125
Chevron Corp. 0.08%–0.14% due 1/13/2015–4/10/2015[6]	145,200	145,169
Coca-Cola Co. 0.14%–0.19% due 1/12/2015–5/12/2015[6]	117,300	117,266
Fannie Mae 0.07%–0.14% due 2/17/2015–7/1/2015	361,800	361,638
Federal Farm Credit Banks 0.11%–0.13% due 2/6/2015–8/5/2015	183,200	183,151
Federal Home Loan Bank 0.07%–0.16% due 2/6/2015–9/9/2015	1,032,700	1,032,325
Freddie Mac 0.09%–0.16% due 1/8/2015–8/18/2015	1,047,762	1,047,367
General Electric Capital Corp. 0.19%–0.20% due 4/2/2015–5/5/2015	125,000	124,946

14	The Bond Fund of America

	Principal amount (000)	Value (000)
Jupiter Securitization Co., LLC 0.21% due 5/5/2015[6]	$25,000	$24,980
Procter & Gamble Co. 0.12%–0.15% due 1/7/2015–3/3/2015[6]	90,300	90,288
Other securities		254,676

Total short-term securities (cost: $3,447,672,000)		3,447,931
Total investment securities 108.60% (cost: $29,786,964,000)		30,373,301
Other assets less liabilities (8.60)%		(2,404,889)

Net assets 100.00%		$27,968,412

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $85,124,000, which represented .30% of the net assets of the fund. Some of these securities (with an aggregate value of $4,694,000, an aggregate cost of $31,919,000, and which represented .02% of the net assets of the fund) were acquired from 3/10/2010 to 10/25/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $61,692,000, which represented ..22% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $327,954,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 12/31/2014 (000)
Sales:
Australian dollars	1/12/2015	Bank of America, N.A.	$8,263	A$ 10,000	$106
Brazilian reais	1/9/2015	Barclays Bank PLC	$2,439	BRL5,975	196
Brazilian reais	1/12/2015	Citibank	$7,205	BRL18,970	91
Brazilian reais	1/16/2015	Citibank	$6,790	BRL17,675	169
Brazilian reais	1/16/2015	UBS AG	$3,500	BRL9,438	(35)
British pounds	1/8/2015	UBS AG	$5,275	£3,365	31
British pounds	1/22/2015	Bank of New York Mellon	$1,879	£1,200	9
British pounds	1/29/2015	Bank of America, N.A.	$6,140	£3,900	63
Colombian pesos	1/8/2015	Citibank	$12,879	COP27,951,025	1,120
Colombian pesos	1/23/2015	UBS AG	$986	COP2,400,000	(24)
Colombian pesos	1/27/2015	Barclays Bank PLC	$6,789	COP16,357,000	(89)
Euros	1/8/2015	JPMorgan Chase	$83,479	€67,700	1,551
Euros	1/12/2015	UBS AG	$27,459	€22,280	495
Euros	1/14/2015	JPMorgan Chase	$10,867	€8,700	337
Euros	1/16/2015	Bank of America, N.A.	$2,786	€2,250	63
Euros	1/16/2015	Bank of America, N.A.	$98	€80	2
Euros	1/22/2015	Bank of New York Mellon	$15,656	€12,750	224
Euros	1/22/2015	Barclays Bank PLC	$9,462	€7,700	143
Euros	1/29/2015	UBS AG	$8,165	€6,700	55
Euros	1/29/2015	UBS AG	$8,583	€7,050	49
Euros	2/6/2015	JPMorgan Chase	$6,069	€4,834	218
Mexican pesos	1/14/2015	Barclays Bank PLC	$11,593	MXN157,995	893
Mexican pesos	2/23/2015	HSBC Bank	$20,393	MXN279,600	1,505
Russian rubles	1/16/2015	JPMorgan Chase	$11,986	RUB652,400	1,348
Russian rubles	1/16/2015	Citibank	$1,500	RUB81,675	168
Turkish lira	1/22/2015	Citibank	$950	TRY2,275	(19)
					$8,669

The Bond Fund of America	15

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $3,097,778,000 over the prior 12-month period.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.796%	9/24/2016	$180,000	$(88)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.7875	9/29/2016	225,550	(58)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.644	10/27/2016	80,000	234
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6365	10/29/2016	102,000	322
Pay	LCH.Clearnet	3-month USD-LIBOR	0.6425	10/30/2016	107,000	324
Pay	LCH.Clearnet	3-month USD-LIBOR	0.896	12/31/2016	900,000	(216)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.8935	1/2/2017	16,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1625	9/2/2017	185,000	43
Pay	LCH.Clearnet	3-month USD-LIBOR	1.1375	11/6/2017	430,000	1,183
Pay	LCH.Clearnet	3-month USD-LIBOR	1.139	11/6/2017	344,700	934
Pay	LCH.Clearnet	3-month USD-LIBOR	1.0925	12/2/2017	16,000	78
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2125	12/16/2017	300,000	549
Pay	LCH.Clearnet	3-month USD-LIBOR	1.322	1/14/2018	60,000	(32)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.39925	12/30/2018	229,000	582
Receive	LCH.Clearnet	3-month USD-LIBOR	2.33	12/31/2018	220,600	267
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789	6/20/2019	202,700	1,103
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7945	6/20/2019	126,700	720
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7905	6/20/2019	50,600	278
Receive	LCH.Clearnet	3-month USD-LIBOR	1.8065	7/29/2019	210,000	1,142
Receive	LCH.Clearnet	3-month USD-LIBOR	1.821	7/31/2019	96,000	588
Receive	LCH.Clearnet	3-month USD-LIBOR	1.799	8/8/2019	100,000	487
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	8/11/2019	128,000	458
Receive	LCH.Clearnet	3-month USD-LIBOR	1.773	8/11/2019	124,000	446
Receive	LCH.Clearnet	3-month USD-LIBOR	1.956	9/24/2019	40,000	442
Receive	LCH.Clearnet	3-month USD-LIBOR	1.9225	9/25/2019	120,000	1,140
Receive	LCH.Clearnet	3-month USD-LIBOR	1.925	9/29/2019	160,000	1,492
Receive	LCH.Clearnet	3-month USD-LIBOR	1.619	10/24/2019	100,000	(514)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.664	10/27/2019	100,000	(313)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.669	10/28/2019	240,000	(694)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.649	10/29/2019	120,000	(456)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.675	10/30/2019	38,000	(98)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7725	11/14/2019	256,047	397
Receive	LCH.Clearnet	3-month USD-LIBOR	1.77	11/14/2019	238,953	342
Pay	LCH.Clearnet	3-month USD-LIBOR	1.8215	12/10/2019	11,000	(37)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.66	12/19/2019	22,000	(102)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.785	1/2/2020	80,000	78
Pay	LCH.Clearnet	3-month USD-LIBOR	2.279	3/14/2021	20,000	(398)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.1892	8/13/2021	50,000	(610)
Pay	LCH.Clearnet	6-month EURIBOR	0.544	12/31/2021	30,000	(47)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.95	1/21/2024	30,000	(1,842)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.942	1/24/2024	15,000	(912)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.82125	4/11/2024	97,000	(4,892)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.736	4/17/2024	20,000	(862)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.633	5/23/2024	9,330	(317)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7455	6/19/2024	45,000	(1,963)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.661	6/27/2024	12,000	(434)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.608	7/24/2024	200,000	(6,276)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/4/2024	54,000	(2,043)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4915	8/19/2024	5,000	(104)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5315	9/8/2024	8,600	(207)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.645	9/29/2024	51,125	(1,736)
Pay	LCH.Clearnet	6-month EURIBOR	0.9852	10/17/2024	20,000	(455)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.415	10/27/2024	40,000	(527)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.421	10/30/2024	95,000	(1,320)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.526	11/10/2024	49,350	(1,135)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2325	12/19/2024	10,000	42
Pay	LCH.Clearnet	3-month USD-LIBOR	3.008	12/30/2024	103,500	(653)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9125	12/31/2024	99,000	(224)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.86625	1/6/2025	122,000	—

16	The Bond Fund of America

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2014 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.864%	1/6/2025	$15,500	$—
Pay	LCH.Clearnet	6-month EURIBOR	1.4385	11/6/2029	17,100	(905)
Receive	LCH.Clearnet	3-month USD-LIBOR	3.4275	4/11/2034	72,000	9,302
Receive	LCH.Clearnet	3-month USD-LIBOR	3.76	1/21/2044	15,000	3,366
Pay	LCH.Clearnet	3-month USD-LIBOR	3.635	3/24/2044	17,000	(3,378)
Receive	LCH.Clearnet	3-month USD-LIBOR	3.5475	4/11/2044	3,500	632
Receive	LCH.Clearnet	3-month USD-LIBOR	3.51	4/23/2044	15,000	2,590
Pay	LCH.Clearnet	3-month USD-LIBOR	3.3535	6/27/2044	14,000	(1,957)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.34	6/27/2044	70,000	(9,584)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.206	7/31/2044	24,000	(2,614)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.238	8/8/2044	25,000	(2,884)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.2635	9/24/2044	12,000	(1,452)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.014	10/29/2044	18,000	(1,223)
Pay	LCH.Clearnet	3-month USD-LIBOR	3.035	10/30/2044	3,000	(218)
Pay	LCH.Clearnet	6-month EURIBOR	1.6397	10/31/2044	21,400	(1,216)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9255	11/28/2044	50,000	2,444
Pay	LCH.Clearnet	3-month USD-LIBOR	2.9005	12/2/2044	5,000	(217)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9715	12/4/2044	47,200	2,765
Receive	LCH.Clearnet	3-month USD-LIBOR	2.933	12/8/2044	35,000	1,761
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7045	1/2/2045	33,000	(33)
						$(18,715)

Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average notional amount of credit default swaps was $49,800,000 over the prior five-month period.

Centrally cleared credit default swaps on credit indices — buy protection

Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional amount (000)	Unrealized depreciation at 12/31/2014 (000)
CDX North American High Yield Index Series 23	Intercontinental Exchange, Inc.	5.00%	12/20/2019	$50,000	$(177)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $30,142,000, which represented .10% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	A portion or all of the security purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,373,234,000, which represented 12.06% of the net assets of the fund.

Key to abbreviations and symbols

TBA = To be announced
A$ = Australian dollars
BRL = Brazilian reais
COP = Colombian pesos
€ = Euros
£ = British pounds
MXN = Mexican pesos
RUB = Russian rubles
TRY = Turkish lira

See Notes to Financial Statements

The Bond Fund of America	17

Financial statements

Statement of assets and liabilities
at December 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $29,786,964)		$30,373,301
Cash denominated in currencies other than U.S. dollars (cost: $1,907)		1,910
Unrealized appreciation on open forward currency contracts		8,836
Receivables for:
Sales of investments	$2,807,687
Sales of fund’s shares	74,451
Closed forward currency contracts	1,137
Variation margin	1,343
Dividends and interest	163,456	3,048,074
		33,432,121
Liabilities:
Unrealized depreciation on open forward currency contracts		167
Payables for:
Purchases of investments	5,403,284
Repurchases of fund’s shares	37,033
Dividends on fund’s shares	2,065
Closed forward currency contracts	199
Investment advisory services	4,421
Services provided by related parties	11,436
Trustees’ deferred compensation	762
Bank overdraft	3,355
Other	987	5,463,542
Net assets at December 31, 2014		$27,968,412

Net assets consist of:
Capital paid in on shares of beneficial interest		$29,200,223
Undistributed net investment income		9,730
Accumulated net realized loss		(1,816,780)
Net unrealized appreciation		575,239
Net assets at December 31, 2014		$27,968,412

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,183,603 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$18,691,082	1,459,286	$12.81
Class B	165,960	12,957	12.81
Class C	1,501,950	117,263	12.81
Class F-1	653,196	50,997	12.81
Class F-2	1,302,595	101,698	12.81
Class 529-A	939,328	73,337	12.81
Class 529-B	14,890	1,162	12.81
Class 529-C	371,272	28,987	12.81
Class 529-E	50,607	3,951	12.81
Class 529-F-1	66,283	5,175	12.81
Class R-1	55,467	4,331	12.81
Class R-2	606,449	47,348	12.81
Class R-2E	162	13	12.81
Class R-3	730,564	57,038	12.81
Class R-4	479,608	37,445	12.81
Class R-5	207,414	16,194	12.81
Class R-6	2,131,585	166,421	12.81

See Notes to Financial Statements

18	The Bond Fund of America

Statement of operations
for the year ended December 31, 2014	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $332)	$742,549
Dividends	381	$742,930
Fees and expenses*:
Investment advisory services	53,390
Distribution services	82,293
Transfer agent services	40,093
Administrative services	6,054
Reports to shareholders	1,612
Registration statement and prospectus	549
Trustees’ compensation	277
Auditing and legal	203
Custodian	279
Other	1,870	186,620
Net investment income		556,310

Net realized gain and unrealized appreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $149)	554,932
Forward currency contracts	28,262
Interest rate swaps	(24,764)
Credit default swaps	(1,217)
Currency transactions	(1,257)	555,956
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $20,178)	336,517
Forward currency contracts	11,593
Interest rate swaps	(18,787)
Credit default swaps	(177)
Currency translations	(752)	328,394
Net realized gain and unrealized appreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency		884,350

Net increase in net assets resulting from operations		$1,440,660

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

The Bond Fund of America	19

Statements of changes in net assets
	(dollars in thousands)

	Year ended December 31
	2014	2013

Operations:
Net investment income	$556,310	$615,380
Net realized gain on investments, forward currency contracts, interest rate swaps, credit default swaps and currency transactions	555,956	5,182
Net unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, credit default swaps and currency translations	328,394	(1,291,536)
Net increase (decrease) in net assets resulting from operations	1,440,660	(670,974)

Dividends paid or accrued to shareholders from net investment income	(565,791)	(680,633)

Net capital share transactions	81,839	(5,620,774)

Total increase (decrease) in net assets	956,708	(6,972,381)

Net assets:
Beginning of year	27,011,704	33,984,085
End of year (including undistributed net investment income: $9,730 and $5,218, respectively)	$27,968,412	$27,011,704

See Notes to Financial Statements

20	The Bond Fund of America

Notes to financial statements

1. Organization

The Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks as high a level of current income as is consistent with the preservation of capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

The Bond Fund of America	21

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask

22	The Bond Fund of America

prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$9,640,722	$—	$9,640,722
Corporate bonds & notes	—	7,609,008	13,090	7,622,098
Mortgage-backed obligations	—	6,281,708	—	6,281,708
Federal agency bonds & notes	—	901,793	—	901,793
Other	—	2,430,404	14,668	2,445,072
Convertible stocks	—	11,728	—	11,728
Preferred securities	—	4,270	—	4,270
Common stocks	—	12,136	5,832	17,968
Rights & warrants	—	—	11	11
Short-term securities	—	3,447,931	—	3,447,931
Total	$—	$30,339,700	$33,601	$30,373,301

The Bond Fund of America	23

	Other investments*
	Level 1	Level 2	Level 3	Total
Asset:
Unrealized appreciation on forward currency contracts	$—	$8,836	$—	$8,836
Unrealized appreciation on interest rate swaps	—	36,531	—	36,531
Liability:
Unrealized depreciation on forward currency contracts	—	(167)	—	(167)
Unrealized depreciation on interest rate swaps	—	(55,246)	—	(55,246)
Unrealized depreciation on credit default swaps	—	(177)	—	(177)
Total	$—	$(10,223)	$—	$(10,223)

*Forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

24	The Bond Fund of America

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in future delivery contracts — The fund may enter into contracts, such as to be announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund's market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts, by for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in interest rate swaps — The use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the fund’s initial investment.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

The Bond Fund of America	25

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund's investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in the statement of assets and liabilities. The fund records realized gains and

26	The Bond Fund of America

losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and credit default swaps as of December 31, 2014 (dollars in thousands):

	Assets		Liabilities
	Location on statement of		Location on statement of
Contract	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$8,836	Unrealized depreciation on open forward currency contracts	$167
Forward currency	Receivables for closed forward currency contracts	1,137	Payables for closed forward currency contracts	199
Interest rate swaps	Variation margin	1,425	Variation margin	—
Credit default swaps	Variation margin	—	Variation margin	82
		$11,398		$448

	Location on statement of		Location on statement of
Contract	operations	Value	operations	Value
Forward currency	Net realized gain on forward currency contracts	$28,262	Net unrealized appreciation on forward currency contracts	$11,593
Interest rate swaps	Net realized loss on interest rate swaps	(24,764)	Net unrealized depreciation on interest rate swaps	(18,787)
Credit default swaps	Net realized loss on credit default swaps	(1,217)	Net unrealized depreciation on credit default swaps	(177)
		$2,281		$(7,371)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps and credit default swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of December 31, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts recognized in the	statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$233	$—	$—	$—	$233
Bank of New York Mellon	233	—	—	—	233
Barclays Bank PLC	1,522	(89)	—	—	1,433
Citibank	2,225	(19)	—	—	2,206
HSBC Bank	1,505	—	—	—	1,505
JPMorgan Chase	3,624	—	—	—	3,624
UBS AG	631	(59)	—	—	572
Total	$9,973	$(167)	$—	$—	$9,806

The Bond Fund of America	27

		Gross amounts not offset in the
	Gross amounts recognized in the	statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Barclays Bank PLC	$89	$(89)	$—	$—	$—
Citibank	19	(19)	—	—	—
JPMorgan Chase	199	—	—	—	199
UBS AG	59	(59)	—	—	—
Total	$366	$(167)	$—	$—	$199

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2014, the fund reclassified $5,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $13,998,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

28	The Bond Fund of America

As of December 31, 2014, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$22,320
Capital loss carryforward expiring 2017*	(1,784,837)
Gross unrealized appreciation on investment securities	754,965
Gross unrealized depreciation on investment securities	(204,583)
Net unrealized appreciation on investment securities	550,382
Cost of investment securities	29,822,919

*	Reflects the utilization of capital loss carryforward of $447,635,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2014		2013
Class A	$399,783		$499,382
Class B	2,929		5,259
Class C	21,248		30,981
Class F-1	18,072		28,234
Class F-2	18,212		11,145
Class 529-A	19,406		23,025
Class 529-B	243		439
Class 529-C	4,883		6,374
Class 529-E	935		1,141
Class 529-F-1	1,439		1,662
Class R-1	806		1,050
Class R-2	8,512		11,420
Class R-2E*	—	†
Class R-3	13,502		17,155
Class R-4	10,391		12,573
Class R-5	5,287		7,761
Class R-6	40,143		23,032
Total	$565,791		$680,633

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.110% on such assets in excess of $36 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.75% on such income in excess of $41,666,667. For the year ended December 31, 2014, the investment advisory services fee was $53,390,000, which was equivalent to an annualized rate of 0.196% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service

The Bond Fund of America	29

fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. During the period January 1, 2014, to March 31, 2014, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

30	The Bond Fund of America

For the year ended December 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$46,090		$29,416		$1,869		Not applicable
Class B	2,065		331		Not applicable		Not applicable
Class C	15,642		2,427		785		Not applicable
Class F-1	2,084		947		418		Not applicable
Class F-2	Not applicable		708		385		Not applicable
Class 529-A	2,175		1,231		473		$863
Class 529-B	188		29		9		17
Class 529-C	3,755		520		190		347
Class 529-E	254		41		26		46
Class 529-F-1	—		82		32		58
Class R-1	571		67		29		Not applicable
Class R-2	4,602		2,406		310		Not applicable
Class R-2E*	—	†	—	†	—	†	Not applicable
Class R-3	3,673		1,287		369		Not applicable
Class R-4	1,194		486		241		Not applicable
Class R-5	Not applicable		110		108		Not applicable
Class R-6	Not applicable		5		810		Not applicable
Total class-specific expenses	$82,293		$40,093		$6,054		$1,331

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $277,000 in the fund’s statement of operations includes $194,000 in current fees (either paid in cash or deferred) and a net increase of $83,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2014

Class A	$2,363,895	186,023	$385,649		30,331		$(3,556,698)	(280,538)	$(807,154)	(64,184)
Class B	5,483	431	2,842		224		(106,430)	(8,397)	(98,105)	(7,742)
Class C	203,523	16,014	20,275		1,595		(453,345)	(35,768)	(229,547)	(18,159)
Class F-1	229,080	18,073	17,592		1,385		(584,745)	(45,914)	(338,073)	(26,456)
Class F-2	976,946	76,753	17,348		1,361		(178,557)	(14,072)	815,737	64,042
Class 529-A	119,787	9,433	19,325		1,520		(177,124)	(13,960)	(38,012)	(3,007)
Class 529-B	1,103	87	241		19		(10,595)	(836)	(9,251)	(730)
Class 529-C	53,289	4,197	4,858		382		(86,968)	(6,855)	(28,821)	(2,276)
Class 529-E	6,864	541	930		73		(10,324)	(814)	(2,530)	(200)
Class 529-F-1	16,346	1,285	1,429		112		(15,431)	(1,215)	2,344	182
Class R-1	10,902	860	800		63		(16,485)	(1,299)	(4,783)	(376)
Class R-2	132,683	10,454	8,431		663		(191,051)	(15,070)	(49,937)	(3,953)
Class R-2E2	161	13	—	[3]	—	[3]	—	—	161	13
Class R-3	180,165	14,196	13,381		1,052		(235,049)	(18,539)	(41,503)	(3,291)
Class R-4	134,317	10,594	10,346		814		(165,165)	(13,021)	(20,502)	(1,613)
Class R-5	47,912	3,781	5,199		409		(78,962)	(6,221)	(25,851)	(2,031)
Class R-6	983,571	77,488	40,154		3,154		(66,059)	(5,208)	957,666	75,434
Total net increase (decrease)	$5,466,027	430,223	$548,800		43,157		$(5,932,988)	(467,727)	$81,839	5,653

The Bond Fund of America	31

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$2,123,545	167,068	$479,812	37,976	$(6,896,608)	(545,969)	$(4,293,251)	(340,925)
Class B	8,606	674	5,091	403	(182,890)	(14,441)	(169,193)	(13,364)
Class C	201,014	15,797	29,413	2,329	(859,829)	(68,051)	(629,402)	(49,925)
Class F-1	301,246	23,782	27,658	2,188	(766,949)	(60,666)	(438,045)	(34,696)
Class F-2	269,984	21,393	10,145	803	(275,888)	(21,855)	4,241	341
Class 529-A	131,181	10,341	22,886	1,812	(262,387)	(20,815)	(108,320)	(8,662)
Class 529-B	1,521	120	435	34	(16,271)	(1,286)	(14,315)	(1,132)
Class 529-C	59,239	4,669	6,326	501	(135,037)	(10,712)	(69,472)	(5,542)
Class 529-E	7,237	571	1,133	89	(14,979)	(1,189)	(6,609)	(529)
Class 529-F-1	17,884	1,413	1,646	130	(27,235)	(2,158)	(7,705)	(615)
Class R-1	12,250	966	1,042	82	(32,534)	(2,565)	(19,242)	(1,517)
Class R-2	161,855	12,746	11,290	894	(312,518)	(24,686)	(139,373)	(11,046)
Class R-3	201,109	15,844	16,974	1,344	(387,263)	(30,603)	(169,180)	(13,415)
Class R-4	145,027	11,429	12,479	988	(251,028)	(19,820)	(93,522)	(7,403)
Class R-5	90,869	7,173	7,540	597	(171,230)	(13,599)	(72,821)	(5,829)
Class R-6	670,763	52,979	23,027	1,828	(88,355)	(7,014)	605,435	47,793
Total net increase (decrease)	$4,403,330	346,965	$656,897	51,998	$(10,681,001)	(845,429)	$(5,620,774)	(446,466)

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $68,034,272,000 and $68,684,887,000, respectively, during the year ended December 31, 2014.

32	The Bond Fund of America

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 12/31/2014	$12.40	$.27	$.41	$.68	$(.27)	$12.81	5.53%	$18,691.62%		2.11%
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)	18,895.61		2.10
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.90	24,142.60		2.33
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.51	23,654.60		3.23
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.30	25,627.59		3.61
Class B:
Year ended 12/31/2014	12.40	.18	.41	.59	(.18)	12.81	4.75	166	1.36	1.40
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	257	1.36	1.33
Year ended 12/31/2012	12.55	.21	.43	.64	(.24)	12.95	5.10	441	1.35	1.60
Year ended 12/31/2011	12.19	.31	.38	.69	(.33)	12.55	5.70	612	1.36	2.49
Year ended 12/31/2010	11.80	.35	.41	.76	(.37)	12.19	6.50	891	1.35	2.88
Class C:
Year ended 12/31/2014	12.40	.17	.41	.58	(.17)	12.81	4.71	1,502	1.41	1.33
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.76)	1,680	1.41	1.29
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.05	2,400	1.39	1.54
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.66	2,520	1.40	2.43
Year ended 12/31/2010	11.80	.35	.41	.76	(.37)	12.19	6.45	2,931	1.39	2.81
Class F-1:
Year ended 12/31/2014	12.40	.27	.41	.68	(.27)	12.81	5.53	653.62		2.15
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(2.03)	961.64		2.06
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.88	1,452.61		2.32
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.48	1,520.63		3.21
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.27	1,866.62		3.59
Class F-2:
Year ended 12/31/2014	12.40	.29	.43	.72	(.31)	12.81	5.82	1,303.35		2.27
Year ended 12/31/2013	12.95	.29	(.52)	(.23)	(.32)	12.40	(1.75)	467.37		2.36
Year ended 12/31/2012	12.55	.33	.43	.76	(.36)	12.95	6.16	483.35		2.56
Year ended 12/31/2011	12.19	.43	.38	.81	(.45)	12.55	6.76	319.36		3.48
Year ended 12/31/2010	11.80	.47	.41	.88	(.49)	12.19	7.55	402.36		3.89
Class 529-A:
Year ended 12/31/2014	12.40	.26	.41	.67	(.26)	12.81	5.44	939.71		2.02
Year ended 12/31/2013	12.95	.25	(.52)	(.27)	(.28)	12.40	(2.08)	947.70		2.01
Year ended 12/31/2012	12.55	.29	.43	.72	(.32)	12.95	5.80	1,101.68		2.24
Year ended 12/31/2011	12.19	.39	.38	.77	(.41)	12.55	6.42	981.68		3.13
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.24	898.65		3.53
Class 529-B:
Year ended 12/31/2014	12.40	.16	.41	.57	(.16)	12.81	4.62	15	1.49	1.27
Year ended 12/31/2013	12.95	.15	(.52)	(.37)	(.18)	12.40	(2.84)	23	1.49	1.21
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.96	39	1.48	1.47
Year ended 12/31/2011	12.19	.29	.38	.67	(.31)	12.55	5.58	54	1.47	2.36
Year ended 12/31/2010	11.80	.34	.41	.75	(.36)	12.19	6.39	73	1.45	2.76

See page 35 for footnotes.

The Bond Fund of America	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 12/31/2014	$12.40	$.16	$.41	$.57	$(.16)	$12.81	4.64%	$371		1.47%		1.26%
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.83)	388		1.48		1.24
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.97	477		1.46		1.46
Year ended 12/31/2011	12.19	.29	.38	.67	(.31)	12.55	5.59	444		1.46		2.35
Year ended 12/31/2010	11.80	.34	.41	.75	(.36)	12.19	6.40	428		1.44		2.74
Class 529-E:
Year ended 12/31/2014	12.40	.23	.41	.64	(.23)	12.81	5.21	51.93				1.80
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	52.93				1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	61.93				1.99
Year ended 12/31/2011	12.19	.36	.38	.74	(.38)	12.55	6.14	54.94				2.87
Year ended 12/31/2010	11.80	.40	.41	.81	(.42)	12.19	6.93	49.93				3.24
Class 529-F-1:
Year ended 12/31/2014	12.40	.28	.42	.70	(.29)	12.81	5.68	66.48				2.24
Year ended 12/31/2013	12.95	.28	(.52)	(.24)	(.31)	12.40	(1.86)	62.48				2.24
Year ended 12/31/2012	12.55	.32	.43	.75	(.35)	12.95	6.04	73.46				2.45
Year ended 12/31/2011	12.19	.42	.38	.80	(.44)	12.55	6.65	59.46				3.36
Year ended 12/31/2010	11.80	.46	.41	.87	(.48)	12.19	7.47	54.44				3.74
Class R-1:
Year ended 12/31/2014	12.40	.17	.42	.59	(.18)	12.81	4.75	55		1.36		1.37
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	58		1.37		1.34
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.08	81		1.36		1.57
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.68	91		1.38		2.45
Year ended 12/31/2010	11.80	.35	.41	.76	(.37)	12.19	6.47	99		1.38		2.82
Class R-2:
Year ended 12/31/2014	12.40	.17	.41	.58	(.17)	12.81	4.73	606		1.39		1.34
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.70)	636		1.35		1.37
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.09	807		1.36		1.57
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.67	806		1.39		2.43
Year ended 12/31/2010	11.80	.34	.41	.75	(.36)	12.19	6.44	832		1.39		2.79
Class R-2E:
Period from 8/29/2014 to 12/31/2014[4,5]	12.82	.07	.01	.08	(.09)	12.81	.63 [6]	—	[7]	.25	[3,6]	.52	[3,6]
Class R-3:
Year ended 12/31/2014	12.40	.23	.41	.64	(.23)	12.81	5.21	731.93				1.80
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	748.92				1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	955.92				2.00
Year ended 12/31/2011	12.19	.36	.38	.74	(.38)	12.55	6.15	963.94				2.89
Year ended 12/31/2010	11.80	.40	.41	.81	(.42)	12.19	6.94	1,053.93				3.26

34	The Bond Fund of America

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 12/31/2014	$12.40	$.27	$.41	$.68	$(.27)	$12.81	5.55%	$480.61%		2.12%
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)		484.60	2.11
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.89		602.60	2.33
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.48		669.62	3.21
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.27		768.62	3.57
Class R-5:
Year ended 12/31/2014	12.40	.31	.41	.72	(.31)	12.81	5.86		207.31	2.43
Year ended 12/31/2013	12.95	.30	(.52)	(.22)	(.33)	12.40	(1.70)		226.31	2.41
Year ended 12/31/2012	12.55	.34	.43	.77	(.37)	12.95	6.20		311.31	2.63
Year ended 12/31/2011	12.19	.43	.38	.81	(.45)	12.55	6.80		310.32	3.51
Year ended 12/31/2010	11.80	.48	.41	.89	(.50)	12.19	7.59		370.32	3.88
Class R-6:
Year ended 12/31/2014	12.40	.31	.42	.73	(.32)	12.81	5.92		2,132.26	2.42
Year ended 12/31/2013	12.95	.31	(.52)	(.21)	(.34)	12.40	(1.65)		1,128.26	2.51
Year ended 12/31/2012	12.55	.35	.43	.78	(.38)	12.95	6.26		559.25	2.61
Year ended 12/31/2011	12.19	.44	.38	.82	(.46)	12.55	6.85		237.27	3.55
Year ended 12/31/2010	11.80	.48	.41	.89	(.50)	12.19	7.64		280.27	3.90

	Year ended December 31
Portfolio turnover rate for all share classes[8]	2014	2013	2012	2011	2010
Including mortgage dollar roll transactions	348%	419%	264%	154%	99%
Excluding mortgage dollar roll transactions	136%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Not annualized.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[7]	Amount less than $1 million.
[8]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

The Bond Fund of America	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary investment portfolio, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

Feburary 5, 2015

36	The Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2014, through December 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Bond Fund of America	37

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2014	12/31/2014	during period*	expense ratio
Class A - actual return	$1,000.00	$1,012.34	$3.14	.62%
Class A - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B - actual return	1,000.00	1,008.65	6.83	1.35
Class B - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C - actual return	1,000.00	1,008.40	7.09	1.40
Class C - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F-1 - actual return	1,000.00	1,012.30	3.14	.62
Class F-1 - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class F-2 - actual return	1,000.00	1,013.72	1.78	.35
Class F-2 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 529-A - actual return	1,000.00	1,011.93	3.55	.70
Class 529-A - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B - actual return	1,000.00	1,007.99	7.49	1.48
Class 529-B - assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C - actual return	1,000.00	1,008.08	7.44	1.47
Class 529-C - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E - actual return	1,000.00	1,010.82	4.66	.92
Class 529-E - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-F-1 - actual return	1,000.00	1,013.09	2.38	.47
Class 529-F-1 - assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 - actual return	1,000.00	1,008.65	6.83	1.35
Class R-1 - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 - actual return	1,000.00	1,008.54	6.94	1.37
Class R-2 - assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2E - actual return†	1,000.00	1,006.34	2.59	.76
Class R-2E - assumed 5% return†	1,000.00	1,021.37	3.87	.76
Class R-3 - actual return	1,000.00	1,010.82	4.66	.92
Class R-3 - assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 - actual return	1,000.00	1,012.43	3.04	.60
Class R-4 - assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-5 - actual return	1,000.00	1,013.91	1.52	.30
Class R-5 - assumed 5% return	1,000.00	1,023.69	1.53	.30
Class R-6 - actual return	1,000.00	1,014.18	1.27	.25
Class R-6 - assumed 5% return	1,000.00	1,023.95	1.28	.25

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the ”annualized expense ratio” and ”actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014.
The ”assumed 5% return” line is based on 184 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2014:

Qualified dividend income	$3,380,000
Corporate dividends received deduction	$1,425,000
U.S. government income that may be exempt from state taxation	$122,777,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2015, to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their tax advisors.

38	The Bond Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; former Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	72	None
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	72	Mercury General Corp.
Leonard R. Fuller, 1946	1994	President and CEO, Fuller Consulting (financial management consulting firm)	72	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	74	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	71	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2009	Distinguished Professor of Accounting, University of Redlands	68	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	68	None
Margaret Spellings, 1957	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	72	None
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	71	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board and President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

The Bond Fund of America	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew F. Barth, 1961 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Group International, Inc.;[6] Chairman of the Board, Capital Guardian Trust Company;[6] Partner — Capital Fixed Income Investors, Capital Guardian Trust Company[6]
Robert H. Neithart, 1965 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Fund Boards Coordinator — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 1968 Assistant Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	The Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2014, portfolio of The Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This fling is available free of charge on the SEC website. You may also review or, for a fee, copy this fling at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2013	$148,000
2014	$182,000

b) Audit-Related Fees:
2013	$14,000
2014	$6,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	None
2014	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2013	None
2014	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2013	$1,020,000
2014	$927,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2013	$10,000
2014	$33,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2013	$3,000
2014	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,459,000 for fiscal year 2013 and $1,276,000 for fiscal year 2014. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Bond Fund of America®
Investment portfolio
December 31, 2014
Bonds, notes & other debt instruments 96.15% U.S. Treasury bonds & notes 34.47% U.S. Treasury 27.98%	Principal amount (000)	Value (000)
U.S. Treasury 0.25% 2015	$2,000	$2,002
U.S. Treasury 0.375% 2015[1]	36,390	36,437
U.S. Treasury 0.375% 2016	5,000	4,979
U.S. Treasury 0.625% 2016	40,000	39,973
U.S. Treasury 1.50% 2016[1]	64,550	65,522
U.S. Treasury 7.50% 2016	45,000	50,745
U.S. Treasury 0.75% 2017	107,671	107,267
U.S. Treasury 0.875% 2017	210,200	210,480
U.S. Treasury 0.875% 2017	5,035	5,010
U.S. Treasury 8.75% 2017	25,000	29,656
U.S. Treasury 1.25% 2018	540,350	536,886
U.S. Treasury 1.25% 2018	245,500	243,715
U.S. Treasury 1.375% 2018	106,750	106,859
U.S. Treasury 1.50% 2018	85,450	85,858
U.S. Treasury 2.375% 2018	20,000	20,731
U.S. Treasury 1.00% 2019	32,250	31,470
U.S. Treasury 1.50% 2019	746,076	744,382
U.S. Treasury 1.50% 2019	421,040	418,324
U.S. Treasury 1.50% 2019	343,559	341,371
U.S. Treasury 1.50% 2019	104,025	104,082
U.S. Treasury 1.625% 2019	764,450	765,704
U.S. Treasury 1.625% 2019	287,750	287,433
U.S. Treasury 1.625% 2019	267,725	268,437
U.S. Treasury 1.625% 2019	205,295	205,511
U.S. Treasury 1.625% 2019	58,455	58,656
U.S. Treasury 1.75% 2019	386,188	388,389
U.S. Treasury 3.625% 2019	78,000	85,093
U.S. Treasury 1.125% 2020	66,975	65,065
U.S. Treasury 1.25% 2020	44,275	43,341
U.S. Treasury 1.375% 2020	67,150	65,899
U.S. Treasury 3.50% 2020	31,850	34,746
U.S. Treasury 2.00% 2021	152,000	152,439
U.S. Treasury 2.125% 2021	119,000	120,211
U.S. Treasury 2.125% 2021	1,543	1,560
U.S. Treasury 2.25% 2021	309,300	315,789
U.S. Treasury 2.25% 2021	90,550	92,326
U.S. Treasury 2.25% 2021	44,150	45,054
U.S. Treasury 8.00% 2021	500	696
U.S. Treasury 1.625% 2022	22,328	21,707
U.S. Treasury 1.625% 2022	22,218	21,547
U.S. Treasury 1.75% 2022	30,530	30,014
U.S. Treasury 1.75% 2023	22,250	21,656
U.S. Treasury 2.00% 2023	66,154	65,864
U.S. Treasury 2.50% 2023	21,075	21,744
U.S. Treasury 2.75% 2023	20,500	21,573
U.S. Treasury 2.25% 2024	154,426	155,536
The Bond Fund of America — Page 1 of 37

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.375% 2024	$225,000	$229,113
U.S. Treasury 2.75% 2024	73,200	77,009
U.S. Treasury 6.875% 2025	77,500	112,012
U.S. Treasury 6.00% 2026	300	411
U.S. Treasury 4.50% 2036	84,207	112,469
U.S. Treasury 3.50% 2039	1,000	1,150
U.S. Treasury 3.75% 2041	19,275	23,250
U.S. Treasury 2.875% 2043	131,220	134,285
U.S. Treasury 3.625% 2043	114,200	134,363
U.S. Treasury 3.75% 2043	90,000	108,232
U.S. Treasury 3.00% 2044	128,589	135,129
U.S. Treasury 3.125% 2044	34,044	36,637
U.S. Treasury 3.375% 2044	32,750	36,887
U.S. Treasury 3.625% 2044	120,250	141,585
		7,824,271
U.S. Treasury inflation-protected securities 6.49%
U.S. Treasury Inflation-Protected Security 0.50% 2015[2]	164,936	162,794
U.S. Treasury Inflation-Protected Security 1.625% 2015[2]	112,685	112,481
U.S. Treasury Inflation-Protected Security 1.875% 2015[2]	45,919	46,065
U.S. Treasury Inflation-Protected Security 0.125% 2016[2]	21,515	21,455
U.S. Treasury Inflation-Protected Security 2.00% 2016[2]	23,927	24,289
U.S. Treasury Inflation-Protected Security 2.375% 2017[2]	23,549	24,724
U.S. Treasury Inflation-Protected Security 0.125% 2018[2]	36,980	36,887
U.S. Treasury Inflation-Protected Security 0.125% 2019[2]	168,979	167,465
U.S. Treasury Inflation-Protected Security 1.375% 2020[2]	13,177	13,863
U.S. Treasury Inflation-Protected Security 0.625% 2021[2]	15,266	15,515
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	17,781	17,393
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	35,059	34,048
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	66,908	66,431
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	208,106	201,369
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	256,730	259,051
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	28,713	33,039
U.S. Treasury Inflation-Protected Security 1.75% 2028[2]	9,521	10,820
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	69,357	67,936
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	78,209	74,145
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	373,313	426,681
		1,816,451
Total U.S. Treasury bonds & notes		9,640,722
Corporate bonds & notes 27.25% Financials 7.75%
ACE INA Holdings Inc. 2.60% 2015	19,990	20,309
ACE INA Holdings Inc. 3.35% 2024	8,700	8,809
Alexandria Real Estate Equities, Inc. 2.75% 2020	3,990	3,956
Alexandria Real Estate Equities, Inc. 3.90% 2023	2,250	2,261
Alexandria Real Estate Equities, Inc. 4.50% 2029	755	775
Allianz SE, 5.625% 2042	€1,200	1,759
Allianz SE, 4.75% (undated)[3]	800	1,080
American Campus Communities, Inc. 3.75% 2023	$17,460	17,461
American Campus Communities, Inc. 4.125% 2024	6,310	6,386
American Express Co. 6.15% 2017	150	167
American Express Co. 1.55% 2018	15,500	15,365
The Bond Fund of America — Page 2 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
American Express Credit Co. 1.75% 2015	$14,500	$14,582
American Express Credit Co. 1.55% 2017	5,090	5,104
American International Group, Inc. 2.30% 2019	8,390	8,408
American International Group, Inc. 3.375% 2020	3,000	3,120
American International Group, Inc. 4.125% 2024	3,740	3,989
American International Group, Inc. 4.50% 2044	6,010	6,376
American Tower Corp. 4.625% 2015	7,000	7,063
American Tower Corp. 3.40% 2019	18,075	18,415
American Tower Corp. 5.90% 2021	2,000	2,255
ANZ National (International) Ltd. 3.125% 2015[4]	16,500	16,748
Assicurazioni Generali SPA 7.75% 2042[3]	€3,000	4,549
Assicurazioni Generali SPA 10.125% 2042	3,700	6,212
AvalonBay Communities, Inc. 3.625% 2020	$8,465	8,815
AXA SA 8.60% 2030	6,715	9,139
AXA SA, Series B, junior subordinated 6.379% (undated)[3,4]	5,065	5,508
Banco de Crédito del Perú 5.375% 2020[4]	7,000	7,595
Bank of America Corp., Series L, 3.625% 2016	9,700	9,977
Bank of America Corp. 3.75% 2016	11,890	12,323
Bank of America Corp. 1.25% 2017	13,000	12,978
Bank of America Corp. 2.60% 2019	26,850	27,074
Bank of America Corp., Series L, 2.65% 2019	24,300	24,503
Bank of America Corp. 5.625% 2020	10,500	11,969
Bank of America Corp. 3.30% 2023	6,815	6,823
Bank of America Corp. 4.00% 2024	15,980	16,658
Bank of America Corp. 4.20% 2024	8,775	8,950
Bank of America Corp. 4.25% 2026	15,765	15,751
Bank of America Corp. junior subordinated 6.50% noncumulative (undated)[3]	2,250	2,296
Bank of India 3.625% 2018[4]	5,000	5,115
Bank of New York Mellon Corp., Series G, 2.50% 2016	16,000	16,312
Barclays Bank PLC 2.50% 2019	6,210	6,299
Barclays Bank PLC 6.00% 2021	€6,800	10,107
Barclays Bank PLC 10.179% 2021[4]	$16,205	21,811
BB&T Corp. 1.00% 2017	13,000	12,902
BB&T Corp. 2.45% 2020	42,600	42,537
BBVA Bancomer SA 4.50% 2016[4]	1,250	1,294
BBVA Bancomer SA 6.50% 2021[4]	2,355	2,562
Berkshire Hathaway Finance Corp. 4.30% 2043	1,000	1,065
Berkshire Hathaway Inc. 2.20% 2016	14,000	14,301
Berkshire Hathaway Inc. 2.00% 2018	5,210	5,273
Berkshire Hathaway Inc. 2.90% 2020	2,400	2,464
Berkshire Hathaway Inc. 3.00% 2022	4,575	4,654
Berkshire Hathaway Inc. 4.40% 2042	2,000	2,160
BNP Paribas 3.60% 2016	14,000	14,397
BNP Paribas 4.25% 2024	5,330	5,396
BPCE SA group 5.70% 2023[4]	22,130	23,834
BPCE SA group 4.625% 2024[4]	2,000	1,945
BPCE SA group 5.15% 2024[4]	9,845	10,164
BPCE SA group 4.50% 2025[4]	4,875	4,773
Brandywine Operating Partnership, LP 5.70% 2017	25	27
Brandywine Operating Partnership, LP 3.95% 2023	100	101
Charles Schwab Corp, 2.20% 2018	1,390	1,409
CIT Group Inc. 4.25% 2017	1,400	1,431
CIT Group Inc. 3.875% 2019	3,600	3,600
Citigroup Inc. 4.587% 2015	13,200	13,645
The Bond Fund of America — Page 3 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Citigroup Inc. 3.953% 2016	$8,300	$8,621
Citigroup Inc. 4.45% 2017	4,000	4,231
Citigroup Inc. 6.125% 2017	7,000	7,811
Citigroup Inc. 2.50% 2019	9,500	9,514
Citigroup Inc. 2.55% 2019	15,080	15,194
Citigroup Inc. 8.50% 2019	5,695	7,103
CME Group Inc. 5.30% 2043	11,850	14,415
CNA Financial Corp. 7.35% 2019	2,770	3,313
CNA Financial Corp. 3.95% 2024	9,195	9,315
Corporate Office Properties Trust 3.60% 2023	2,834	2,728
Credit Suisse Group AG 1.375% 2017	9,400	9,381
Credit Suisse Group AG 2.30% 2019	9,400	9,394
Credit Suisse Group AG 3.00% 2021	7,020	6,998
Credit Suisse Group AG 3.625% 2024	5,000	5,092
Crescent Resources 10.25% 2017[4]	1,425	1,535
DCT Industrial Trust Inc. 4.50% 2023	19,230	20,061
Developers Diversified Realty Corp. 5.50% 2015	13,863	14,067
Developers Diversified Realty Corp. 9.625% 2016	18,706	20,544
Developers Diversified Realty Corp. 7.50% 2017	16,896	18,941
Developers Diversified Realty Corp. 4.75% 2018	1,225	1,310
Developers Diversified Realty Corp. 7.875% 2020	9,047	11,171
Discover Financial Services 2.00% 2018	5,200	5,190
Discover Financial Services 4.20% 2023	12,283	12,912
Eole Finance SPC, 2.341% 2024[4,5]	1,884	1,860
ERP Operating LP 6.584% 2015	10,000	10,040
ERP Operating LP 7.125% 2017	5,595	6,387
ERP Operating LP 4.625% 2021	2,045	2,240
ERP Operating LP 4.50% 2044	5,400	5,651
Essex Portfolio L.P. 3.25% 2023	4,935	4,784
Essex Portfolio L.P. 3.875% 2024	9,210	9,391
Franklin Resources, Inc. 1.375% 2017	2,700	2,692
Franklin Resources, Inc. 2.80% 2022	1,300	1,300
Goldman Sachs Group, Inc. 3.625% 2016	27,625	28,357
Goldman Sachs Group, Inc. 1.041% 2017[3]	8,000	7,994
Goldman Sachs Group, Inc. 2.55% 2019	52,685	52,493
Goldman Sachs Group, Inc. 5.25% 2021	3,300	3,728
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,789
Goldman Sachs Group, Inc. 3.625% 2023	14,095	14,298
Goldman Sachs Group, Inc. 3.85% 2024	22,265	22,862
Goldman Sachs Group, Inc. 4.00% 2024	41,060	42,675
Goodman Funding Pty Ltd. 6.375% 2020[4]	8,425	9,727
Goodman Funding Pty Ltd. 6.00% 2022[4]	20,000	22,827
HBOS PLC 6.75% 2018[4]	7,610	8,500
Hospitality Properties Trust 6.30% 2016	28,918	30,222
Hospitality Properties Trust 6.70% 2018	28,250	31,233
Hospitality Properties Trust 5.00% 2022	10,800	11,398
Hospitality Properties Trust 4.50% 2023	11,265	11,484
Hospitality Properties Trust 4.50% 2025	2,280	2,300
HSBC Bank PLC 1.50% 2018[4]	12,650	12,523
HSBC Holdings PLC 4.125% 2020[4]	9,453	10,246
HSBC Holdings PLC 4.25% 2024	15,500	16,160
HSBC Holdings PLC 5.25% 2044	1,500	1,687
HSBK (Europe) BV 7.25% 2021[4]	6,710	6,625
Icahn Enterprises Finance Corp. 3.50% 2017	7,350	7,368
The Bond Fund of America — Page 4 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Intercontinentalexchange, Inc. 2.50% 2018	$1,735	$1,768
Intesa Sanpaolo SpA 5.017% 2024[4]	22,080	21,469
iStar Financial Inc. 4.00% 2017	4,175	4,076
iStar Financial Inc., Series B, 9.00% 2017	6,000	6,585
JPMorgan Chase & Co. 3.40% 2015	2,500	2,533
JPMorgan Chase & Co. 1.35% 2017	13,000	13,007
JPMorgan Chase & Co. 1.625% 2018	5,680	5,623
JPMorgan Chase & Co. 3.20% 2023	5,000	5,007
JPMorgan Chase & Co. 3.625% 2024	2,280	2,337
JPMorgan Chase & Co. 3.875% 2024	41,460	41,545
JPMorgan Chase & Co., Series-V, junior subordinated, perpetual, 5.00% (undated)[3]	7,500	7,376
Keybank National Association 2.50% 2019	13,500	13,571
Kimco Realty Corp., Series C, 4.904% 2015	1,770	1,779
Kimco Realty Corp., Series C, 5.783% 2016	9,000	9,483
Kimco Realty Corp. 5.70% 2017	28,450	31,004
Kimco Realty Corp. 4.30% 2018	10,000	10,714
Kimco Realty Corp. 6.875% 2019	5,440	6,454
Leucadia National Corp. 5.50% 2023	4,695	4,825
Liberty Mutual Group Inc. 6.70% 2016[4]	6,250	6,785
Liberty Mutual Group Inc. 4.85% 2044[4]	1,600	1,633
Lloyds Banking Group PLC 2.30% 2018	1,010	1,020
Lloyds Banking Group PLC 2.35% 2019	6,775	6,778
Lloyds Banking Group PLC 6.50% 2020[4]	4,400	5,105
Lloyds Banking Group PLC 4.50% 2024	31,200	31,547
Merrill Lynch & Co., Inc. 4.625% 2018	€6,280	8,556
MetLife Global Funding I 2.50% 2015[4]	$17,000	17,249
MetLife Global Funding I 2.30% 2019[4]	20,505	20,606
Metlife, Inc. 3.60% 2024	9,965	10,247
Morgan Stanley 3.80% 2016	8,850	9,147
Morgan Stanley 2.125% 2018	19,745	19,774
Morgan Stanley 2.375% 2019	34,495	34,390
Morgan Stanley 2.50% 2019	19,675	19,712
Morgan Stanley 3.70% 2024	31,960	32,462
Morgan Stanley, Series F, 3.875% 2024	9,185	9,443
Morgan Stanley 4.35% 2026	11,475	11,559
Morgan Stanley 6.375% 2042	900	1,200
National Australia Bank 2.40% 2019[4]	16,595	16,583
New York Life Global Funding 2.10% 2019[4]	17,000	17,077
NN Group NV, 4.50% (undated)[3]	€8,750	10,580
Nordea Bank AB 4.875% 2021[4]	$4,185	4,540
Northern Trust Corp. 5.85% 2017[4]	3,750	4,179
Ocwen Financial Corp. 6.625% 2019[4]	2,500	2,300
Piedmont Operating Partnership LP 3.40% 2023	5,300	5,145
PNC Bank 2.40% 2019	26,000	26,139
PNC Financial Services Group, Inc. 2.854% 2022	19,960	19,663
PNC Financial Services Group, Inc. 3.90% 2024	5,225	5,321
PNC Funding Corp. 3.30% 2022	8,000	8,240
PNC Preferred Funding Trust I, junior subordinated 1.884% (undated)[3,4]	12,700	12,176
PRICOA Global Funding I 1.35% 2017[4]	16,500	16,444
Prologis, Inc. 2.75% 2019	6,000	6,091
Prologis, Inc. 3.35% 2021	12,500	12,685
Prologis, Inc. 4.25% 2023	6,390	6,764
Prudential Financial, Inc. 2.30% 2018	2,895	2,931
Prudential Financial, Inc. 3.50% 2024	19,800	20,166
The Bond Fund of America — Page 5 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Prudential Financial, Inc. 4.60% 2044	$2,900	$3,069
QBE Insurance Group Ltd. 2.40% 2018[4]	18,590	18,607
Rabobank Nederland 2.25% 2019	13,000	13,109
Rabobank Nederland 4.625% 2023	44,585	47,378
Realogy Corp. 4.50% 2019[4]	6,375	6,343
Realogy Corp. 5.25% 2021[4]	1,025	1,001
Realogy Corp., LOC, 4.40% 2016[3,5,6]	13	13
Regions Financial Corp., Series A-I, 5.20% 2015	590	596
Regions Financial Corp. 5.75% 2015	5,725	5,844
Regions Financial Corp. 2.00% 2018	5,850	5,798
Royal Bank of Scotland PLC 5.625% 2020	6,435	7,336
RSA Insurance Group PLC 9.375% 2039[3]	£5,140	9,857
Scentre Group 2.375% 2019[4]	$6,170	6,132
Scentre Group, 3.50% 2025[4]	19,000	19,115
Simon Property Group, LP 10.35% 2019	8,995	11,775
Sovereign Bancorp, Inc. 8.75% 2018	1,880	2,241
Svenska Handelsbanken AB 2.25% 2019	11,100	11,167
Swiss RE Treasury 2.875% 2022[4]	4,025	3,958
UDR, Inc., Series A, 5.25% 2015	4,430	4,435
UDR, Inc. 3.70% 2020	3,615	3,752
Unum Group 7.125% 2016	10,100	11,040
Unum Group 5.625% 2020	345	389
UnumProvident Finance Co. PLC 6.85% 2015[4]	1,224	1,282
US Bancorp., Series T, 1.65% 2017	13,000	13,105
US Bancorp. 3.70% 2024	5,500	5,793
VEB Finance Ltd. 6.902% 2020[4]	9,100	7,328
VEB Finance Ltd. 6.80% 2025[4]	500	397
WEA Finance LLC 1.75% 2017[4]	4,750	4,728
WEA Finance LLC 2.70% 2019[4]	15,940	15,953
WEA Finance LLC 3.75% 2024[4]	18,760	19,076
WEA Finance LLC 4.75% 2044[4]	5,495	5,884
Wells Fargo & Co. 3.676% 2016	14,000	14,531
Wells Fargo & Co. 3.30% 2024	29,610	29,832
Westpac Banking Corp. 3.00% 2015	14,400	14,710
		2,167,735
Energy 3.40%
Alpha Natural Resources, Inc. 9.75% 2018	3,415	1,554
Alpha Natural Resources, Inc. 7.50% 2020[4]	2,275	1,439
American Energy (Marcellus), Term Loan B, 5.25% 2020[3,5,6]	1,400	1,239
American Energy (Marcellus), Term Loan A, 8.50% 2021[3,5,6]	1,125	965
American Energy (Permian Basin) 7.125% 2020[4]	1,100	820
American Energy (Permian Basin) 7.375% 2021[4]	1,000	740
Anadarko Petroleum Corp. 5.95% 2016	13,500	14,446
Anadarko Petroleum Corp. 6.375% 2017	12,500	13,907
Anadarko Petroleum Corp. 8.70% 2019	6,860	8,411
Anadarko Petroleum Corp. 3.45% 2024	2,310	2,260
Anadarko Petroleum Corp. 6.45% 2036	685	826
Anadarko Petroleum Corp. 6.20% 2040	635	746
Anadarko Petroleum Corp. 4.50% 2044	555	541
Arch Coal, Inc. 7.00% 2019	1,125	343
Arch Coal, Inc. 8.00% 2019[4]	725	406
Arch Coal, Inc. 9.875% 2019	350	121
BG Energy Capital PLC 2.50% 2015[4]	7,200	7,313
The Bond Fund of America — Page 6 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
BG Energy Capital PLC 2.875% 2016[4]	$8,635	$8,857
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[4]	315	305
Boardwalk Pipeline Partners 3.375% 2023	5,000	4,563
Boardwalk Pipelines, LP 4.95% 2024	3,455	3,442
Bonanza Creek Energy, Inc. 6.75% 2021	425	376
BP Capital Markets PLC 0.657% 2016[3]	13,380	13,388
Canadian Natural Resources Ltd. 3.45% 2021	6,185	6,111
Canadian Natural Resources Ltd. 3.80% 2024	1,780	1,750
Cenovus Energy Inc. 3.00% 2022	25,115	23,546
Cenovus Energy Inc. 3.80% 2023	6,785	6,638
Chevron Corp. 2.193% 2019	7,595	7,632
Chevron Corp. 2.355% 2022	7,500	7,286
CNOOC Finance (2013) Ltd. 3.00% 2023	2,615	2,479
Denbury Resources Inc. 4.625% 2023	625	545
Devon Energy Corp. 2.25% 2018	10,160	10,133
Devon Energy Corp. 3.25% 2022	12,825	12,619
Diamond Offshore Drilling, Inc. 4.875% 2043	24,970	21,348
Ecopetrol SA 5.875% 2023	2,700	2,865
Ecopetrol SA 5.875% 2045	6,065	5,640
Enbridge Energy Partners, LP, Series B, 6.50% 2018	25,120	28,473
Enbridge Energy Partners, LP 9.875% 2019	27,005	34,192
Enbridge Energy Partners, LP 5.20% 2020	1,500	1,636
Enbridge Energy Partners, LP 4.20% 2021	6,100	6,381
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,443
Enbridge Inc. 5.60% 2017	17,750	19,281
Enbridge Inc. 4.00% 2023	22,440	21,955
Enbridge Inc. 3.50% 2024	3,500	3,294
EnLink Midstream Partners, LP 4.40% 2024	9,930	10,078
EnLink Midstream Partners, LP 5.05% 2045	2,660	2,580
Enterprise Products Operating LLC 2.55% 2019	2,050	2,032
Enterprise Products Operating LLC 5.20% 2020	1,925	2,126
Enterprise Products Operating LLC 4.05% 2022	8,300	8,625
Enterprise Products Operating LLC 3.35% 2023	7,445	7,377
Enterprise Products Operating LLC 3.90% 2024	9,585	9,780
Enterprise Products Operating LLC 3.75% 2025	15,205	15,294
Enterprise Products Operating LLC 4.85% 2044	3,860	4,041
Exxon Mobil Corp. 0.921% 2017	13,000	12,991
Exxon Mobil Corp. 1.819% 2019	3,670	3,682
Exxon Mobil Corp. 3.176% 2024	2,005	2,072
Gazprom OJSC 5.092% 2015[4]	4,825	4,741
Gazprom OJSC 6.51% 2022[4]	14,500	13,054
Gazprom OJSC, Series 9, 6.51% 2022	5,000	4,501
Kinder Morgan Energy Partners, LP 5.625% 2015	12,600	12,665
Kinder Morgan Energy Partners, LP 6.00% 2017	15,000	16,212
Kinder Morgan Energy Partners, LP 9.00% 2019	4,395	5,333
Kinder Morgan Energy Partners, LP 5.30% 2020	1,250	1,348
Kinder Morgan Energy Partners, LP 6.85% 2020	16,835	19,358
Kinder Morgan Energy Partners, LP 3.50% 2021	955	941
Kinder Morgan Energy Partners, LP 4.15% 2022	5,000	5,046
Kinder Morgan Energy Partners, LP 3.50% 2023	6,160	5,859
Kinder Morgan Energy Partners, LP 4.15% 2024	7,900	7,895
Kinder Morgan Energy Partners, LP 4.25% 2024	13,815	13,869
Kinder Morgan Energy Partners, LP 6.95% 2038	2,350	2,720
Kinder Morgan Energy Partners, LP 6.55% 2040	2,000	2,279
The Bond Fund of America — Page 7 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 5.00% 2042	$3,000	$2,861
Kinder Morgan Energy Partners, LP 5.40% 2044	6,800	6,839
Kinder Morgan Energy Partners, LP 5.50% 2044	4,479	4,570
Kinder Morgan, Inc. 3.05% 2019	6,810	6,763
Kinder Morgan, Inc. 4.30% 2025	27,750	27,900
Kinder Morgan, Inc. 5.30% 2034	8,300	8,450
Kinder Morgan, Inc. 5.55% 2045	25,150	25,854
Laredo Petroleum, Inc. 9.50% 2019	450	450
NGL Energy Partners LP 6.875% 2021[4]	425	421
NGPL PipeCo LLC 9.625% 2019[4]	3,725	3,753
Oasis Petroleum Inc. 6.875% 2022	1,425	1,304
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[4,5]	4,977	4,678
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[4,5]	2,941	2,698
PDC Energy Inc. 7.75% 2022	1,250	1,194
Peabody Energy Corp. 7.375% 2016	225	232
Peabody Energy Corp. 6.00% 2018	13,395	12,223
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	7,915	9,181
Petrobras Global Finance Co. 6.25% 2024	8,580	8,186
Petrobras Global Finance Co. 5.625% 2043	1,060	869
Petrobras International Finance Co. 5.375% 2021	810	755
Petróleos Mexicanos 4.875% 2022	1,115	1,171
Petróleos Mexicanos 6.50% 2041	6,150	7,088
Petróleos Mexicanos 5.50% 2044	18,230	18,686
Petróleos Mexicanos 5.50% 2044[4]	8,410	8,620
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[4,5]	16,583	15,671
QGOG Constellation SA 6.25% 2019[4]	2,775	1,755
Ras Laffan Liquefied Natural Gas II 5.298% 2020[4,5]	9,768	10,525
Ras Laffan Liquefied Natural Gas III 5.832% 2016[5]	758	791
Ras Laffan Liquefied Natural Gas III 6.332% 2027[5]	2,000	2,326
Rice Energy Inc. 6.25% 2022[4]	325	304
Sabine Pass Liquefaction, LLC 5.625% 2021	1,400	1,382
Sabine Pass Liquefaction, LLC 5.75% 2024	900	888
Schlumberger Investment SA 3.65% 2023	6,550	6,860
Shell International Finance BV 3.10% 2015	10,000	10,128
Shell International Finance BV 2.00% 2018	8,105	8,168
Spectra Energy Partners, LP 2.95% 2018	2,430	2,489
Statoil ASA 0.524% 2018[3]	7,690	7,686
Statoil ASA 1.95% 2018	6,110	6,114
Statoil ASA 2.25% 2019	3,835	3,842
Statoil ASA 2.75% 2021	10,765	10,814
Statoil ASA 3.25% 2024	6,210	6,243
Targa Resources Corp. 4.125% 2019[4]	1,000	967
Teekay Corp. 8.50% 2020	2,000	2,234
Tesoro Logistics LP 5.50% 2019[4]	625	622
Total Capital International 2.10% 2019	13,000	13,019
Total Capital International 3.75% 2024	15,000	15,572
Total Capital SA 3.00% 2015	17,000	17,200
TransCanada PipeLines Ltd. 6.50% 2018	7,500	8,515
Transocean Inc. 5.05% 2016	2,405	2,418
Transocean Inc. 2.50% 2017	4,470	3,955
Transocean Inc. 6.375% 2021	23,480	21,689
Transocean Inc. 3.80% 2022	6,300	5,113
Transportadora de Gas Peru SA 4.25% 2028[4,5]	4,570	4,433
Western Gas Partners LP 2.60% 2018	515	517
The Bond Fund of America — Page 8 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Western Gas Partners LP 4.00% 2022	$5,370	$5,452
Williams Companies, Inc. 4.55% 2024	1,900	1,770
Williams Partners LP 3.80% 2015	15,800	15,846
Williams Partners LP 5.25% 2020	11,625	12,634
Williams Partners LP 4.50% 2023	3,975	4,019
Williams Partners LP 4.30% 2024	18,870	18,871
Williams Partners LP 3.90% 2025	3,435	3,308
Williams Partners LP 5.40% 2044	8,000	7,860
Williams Partners LP 4.90% 2045	2,895	2,722
Woodside Finance Ltd. 4.60% 2021[4]	9,565	10,204
		950,426
Health care 3.40%
AbbVie Inc. 1.75% 2017	8,750	8,776
AbbVie Inc. 2.90% 2022	31,865	31,426
AbbVie Inc. 4.40% 2042	4,795	4,967
Aetna Inc. 1.50% 2017	6,730	6,683
Aetna Inc. 2.20% 2019	7,450	7,408
Aetna Inc. 4.75% 2044	1,000	1,107
Amgen Inc. 2.20% 2019	415	414
Baxter International Inc. 1.85% 2018	4,850	4,830
Bayer AG 2.375% 2019[4]	17,175	17,262
Bayer AG 3.00% 2021[4]	12,940	13,065
Bayer AG 3.375% 2024[4]	12,445	12,690
Becton, Dickinson and Co. 1.80% 2017	8,500	8,538
Becton, Dickinson and Co. 2.675% 2019	11,285	11,447
Becton, Dickinson and Co. 3.734% 2024	26,015	26,828
Becton, Dickinson and Co. 4.685% 2044	12,005	12,982
Biogen Idec Inc. 6.875% 2018	17,000	19,606
Boston Scientific Corp. 6.00% 2020	8,075	9,110
Cardinal Health, Inc. 1.90% 2017	5,650	5,698
Cardinal Health, Inc. 1.70% 2018	2,210	2,198
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,250	1,246
Celgene Corp 3.625% 2024	21,300	21,792
Celgene Corp 4.625% 2044	18,880	19,663
Centene Corp. 5.75% 2017	1,265	1,347
Centene Corp. 4.75% 2022	3,425	3,438
Community Health Systems, Inc. 5.125% 2018	1,320	1,369
ConvaTec Finance International SA 8.25% 2019[3,4,7]	3,500	3,555
DENTSPLY International Inc. 2.75% 2016	5,620	5,746
Dignity Health 3.125% 2022	4,100	4,065
DJO Finance LLC 9.75% 2017	5,175	5,201
DJO Finance LLC 7.75% 2018	1,100	1,072
DJO Finance LLC 9.875% 2018	1,625	1,657
Express Scripts Inc. 3.125% 2016	15,127	15,558
Express Scripts Inc. 2.65% 2017	5,500	5,627
Forest Laboratories, Inc. 5.00% 2021[4]	1,115	1,209
Gilead Sciences, Inc. 3.70% 2024	19,410	20,397
Gilead Sciences, Inc. 3.50% 2025	17,730	18,236
Gilead Sciences, Inc. 4.80% 2044	4,360	4,856
Gilead Sciences, Inc. 4.50% 2045	19,300	20,714
GlaxoSmithKline Capital Inc. 5.65% 2018	15,000	16,911
HCA Inc. 3.75% 2019	9,250	9,285
HCA Inc. 6.50% 2020	1,090	1,224
The Bond Fund of America — Page 9 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Humana Inc. 2.625% 2019	$2,870	$2,873
Humana Inc. 3.85% 2024	10,950	11,116
Humana Inc. 4.95% 2044	12,605	13,456
inVentiv Health Inc, Term Loan B4, 7.75% 2018[3,5,6]	2,325	2,318
inVentiv Health Inc. 9.00% 2018[4]	4,465	4,577
inVentiv Health Inc. 11.00% 2018[4]	6,795	5,929
inVentiv Health Inc. 12.00% 2018[3,4,7]	9,765	9,228
Jaguar Holding Co. 9.375% 2017[3,4,7]	200	205
Kindred Healthcare, Inc. 8.00% 2020[4]	1,975	2,108
Kinetic Concepts, Inc. 10.50% 2018	12,065	13,151
Kinetic Concepts, Inc. 12.50% 2019	1,960	2,176
McKesson Corp. 3.25% 2016	1,580	1,618
McKesson Corp. 1.292% 2017	8,300	8,265
McKesson Corp. 1.40% 2018	370	366
McKesson Corp. 2.284% 2019	11,850	11,837
McKesson Corp. 3.796% 2024	19,610	20,183
McKesson Corp. 4.883% 2044	870	962
Medco Health Solutions, Inc. 2.75% 2015	10,310	10,448
Medtronic, Inc. 2.50% 2020[4]	21,070	21,151
Medtronic, Inc. 3.50% 2025[4]	46,400	47,567
Medtronic, Inc. 4.375% 2035[4]	12,805	13,630
Medtronic, Inc. 4.625% 2044	1,550	1,675
Medtronic, Inc. 4.625% 2045[4]	39,895	43,427
Merck & Co., Inc. 2.80% 2023	17,590	17,500
Multiplan Inc., Term Loan B, 3.75% 2021[3,5,6]	9,290	9,052
Novartis Capital Corp. 3.40% 2024	22,045	22,979
Ortho-Clinical Diagnostics Inc., Term Loan B, 4.75% 2021[3,5,6]	3,667	3,614
Pfizer Inc. 7.20% 2039	3,524	5,140
Pfizer Inc. 2.10% 2019	13,000	13,083
Pfizer Inc. 3.40% 2024	5,210	5,431
Pfizer Inc. 4.40% 2044	3,626	3,961
PRA Holdings, Inc. 9.50% 2023[4]	948	1,029
Roche Holdings, Inc. 2.25% 2019[4]	29,500	29,720
Roche Holdings, Inc. 6.00% 2019[4]	8,656	9,997
Roche Holdings, Inc. 2.875% 2021[4]	13,750	13,943
Roche Holdings, Inc. 3.35% 2024[4]	10,680	11,059
Roche Holdings, Inc. 4.00% 2044[4]	1,700	1,793
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[3,5,6,8]	3,555	3,537
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[3,5,6,8]	2,715	2,701
Rotech Healthcare Inc., Term Loan, 13.00% 2020[3,5,6,7,8]	5,830	5,800
Tenet Healthcare Corp., First Lien, 4.75% 2020	1,035	1,056
Tenet Healthcare Corp., First Lien, 6.00% 2020	8,830	9,504
Thermo Fisher Scientific Inc. 1.30% 2017	14,130	14,059
Thermo Fisher Scientific Inc. 2.40% 2019	2,405	2,411
Thermo Fisher Scientific Inc. 3.30% 2022	2,875	2,884
Thermo Fisher Scientific Inc. 4.15% 2024	18,290	19,325
UnitedHealth Group Inc. 0.85% 2015	5,525	5,543
UnitedHealth Group Inc. 1.40% 2017	6,095	6,094
UnitedHealth Group Inc. 1.40% 2017	1,080	1,080
UnitedHealth Group Inc. 6.00% 2017	17,920	19,882
UnitedHealth Group Inc. 2.875% 2023	15,985	15,911
VPI Escrow Corp. 6.75% 2018[4]	3,650	3,892
VPI Escrow Corp. 6.375% 2020[4]	8,880	9,313
VWR Funding, Inc. 7.25% 2017	6,325	6,633
The Bond Fund of America — Page 10 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
WellPoint, Inc. 2.30% 2018	$6,680	$6,723
WellPoint, Inc. 2.25% 2019	18,500	18,334
WellPoint, Inc. 3.50% 2024	9,200	9,285
		949,737
Utilities 2.98%
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[4]	1,055	1,224
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[4]	610	615
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036	1,500	1,877
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	1,000	1,251
American Electric Power Co. 1.65% 2017	7,180	7,188
American Electric Power Co. 2.95% 2022	14,416	14,166
Berkshire Hathaway Energy Co. 2.40% 2020[4]	8,105	8,079
Berkshire Hathaway Energy Co. 3.50% 2025[4]	10,500	10,589
Berkshire Hathaway Energy Co. 4.50% 2045[4]	15,500	16,286
CEZ, a s 4.25% 2022[4]	1,510	1,612
Cleveland Electric Illuminating Co. 8.875% 2018	12,864	15,890
CMS Energy Corp. 8.75% 2019	11,330	14,198
CMS Energy Corp. 6.25% 2020	11,431	13,251
CMS Energy Corp. 5.05% 2022	18,057	20,275
CMS Energy Corp. 3.875% 2024	16,231	16,886
CMS Energy Corp. 4.70% 2043	2,795	2,991
CMS Energy Corp. 4.875% 2044	3,481	3,824
Colbun SA 6.00% 2020[4]	2,400	2,663
Colbun SA 4.50% 2024[4]	2,450	2,458
Comision Federal de Electricidad 4.875% 2024[4]	2,500	2,619
Consumers Energy Co. 2.85% 2022	12,500	12,517
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	1,500	1,743
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	731	872
Consumers Energy Co., First Mortgage Bonds, 3.125% 2024	4,690	4,716
Dominion Gas Holdings LLC 2.50% 2019	14,035	14,086
Dominion Gas Holdings LLC 3.60 2024	16,575	16,896
Dominion Gas Holdings LLC 4.60 2044	4,250	4,470
Duke Energy Carolinas, Inc. 4.0% 2042	130	134
Duke Energy Corp. 3.95% 2023	6,672	7,087
Duke Energy Corp. 3.75% 2024	10,195	10,626
Duke Energy Progress Inc. 4.15% 2044	880	940
Dynegy Finance Inc. 7.375% 2022[4]	700	713
E.ON International Finance BV 5.80% 2018[4]	15,000	16,742
EDP Finance BV 4.125% 2020[4]	30,600	30,821
EDP Finance BV 5.25% 2021[4]	7,000	7,383
Electricité de France SA 1.15% 2017[4]	1,000	1,000
Electricité de France SA 4.875% 2044[4]	3,850	4,290
Electricité de France SA 5.25% (undated)[4]	3,000	3,082
Electricité de France SA 6.00% 2114	£1,000	2,115
Empresa Nacional de Electricidad SA 8.625% 2015	$3,000	3,123
Empresa Nacional de Electricidad SA 4.25% 2024	1,500	1,514
Enel Finance International SA 5.125% 2019[4]	2,000	2,212
Enel Finance International SA 6.00% 2039[4]	2,210	2,606
Enel Società per Azioni 8.75% 2073[3,4]	9,500	11,079
Entergy Arkansas, INC 3.05% 2023	6,100	6,112
Entergy Corp. 4.70% 2017	9,900	10,431
Eskom Holdings SOC Ltd. 5.75% 2021	11,000	11,110
Iberdrola Finance Ireland 5.00% 2019[4]	4,000	4,418
The Bond Fund of America — Page 11 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Israel Electric Corp. Ltd. 8.10% 2096[4]	$6,250	$6,852
MidAmerican Energy Co. 3.50% 2024	1,268	1,315
MidAmerican Energy Holdings Co. 5.75% 2018	35,700	40,037
MidAmerican Energy Holdings Co. 3.75% 2023	9,223	9,634
National Grid PLC 6.30% 2016	31,805	34,353
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	21,035	27,426
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	11,100	13,255
Niagara Mohawk Power Corp. 3.508% 2024[4]	7,400	7,637
Niagara Mohawk Power Corp. 4.278% 2034[4]	2,500	2,654
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	254	337
Northern States Power Co. 5.25% 2035	2,885	3,520
NRG Energy, Inc. 6.25% 2022	1,050	1,079
NV Energy, Inc 6.25% 2020	31,400	36,937
Ohio Power Co., Series G, 6.60% 2033	1,385	1,850
Ohio Power Co., Series H, 6.60% 2033	723	954
Pacific Gas and Electric Co. 8.25% 2018	4,000	4,817
Pacific Gas and Electric Co. 2.45% 2022	7,500	7,229
Pacific Gas and Electric Co. 3.25% 2023	21,950	22,032
Pacific Gas and Electric Co. 3.85% 2023	4,684	4,884
Pacific Gas and Electric Co. 3.40% 2024	19,803	20,081
Pacific Gas and Electric Co. 3.75% 2024	4,470	4,663
Pacific Gas and Electric Co. 4.30% 2045	8,482	8,744
PacifiCorp., First Mortgage Bonds, 2.95% 2023	1,300	1,297
PacifiCorp., First Mortgage Bonds, 3.60% 2024	1,530	1,584
PG&E Corp. 2.40% 2019	7,445	7,464
Progress Energy, Inc. 7.05% 2019	8,340	9,892
Progress Energy, Inc. 7.00% 2031	2,500	3,445
Progress Energy, Inc. 7.75% 2031	5,670	8,232
Public Service Co. of Colorado 5.80% 2018	9,606	10,925
Public Service Co. of Colorado 3.20% 2020	5,279	5,499
Public Service Co. of Colorado 2.25% 2022	1,205	1,158
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,190	2,435
Public Service Electric and Gas Co. 2.00% 2019	12,278	12,258
Public Service Electric and Gas Co., 2.375% 2023	1,076	1,037
Public Service Electric and Gas Co., 3.05% 2024	5,300	5,332
Puget Sound Energy Inc. 6.724% 2036	2,250	3,276
Puget Sound Energy, Inc., First Lien, 6.50% 2020	12,091	14,227
Puget Sound Energy, Inc., First Lien, 6.00% 2021	13,305	15,587
Puget Sound Energy, Inc., First Lien, 5.625% 2022	16,162	18,731
Scottish Power PLC 5.375% 2015	10,000	10,082
Southern Co. 2.15% 2019	9,325	9,275
Tampa Electric Co. 2.60% 2022	4,575	4,484
Tampa Electric Co. 4.10% 2042	5,060	5,194
Tampa Electric Co. 4.35% 2044	1,455	1,558
Teco Finance, Inc. 6.75% 2015	200	204
Teco Finance, Inc. 4.00% 2016	60	62
Teco Finance, Inc. 5.15% 2020	11,923	13,329
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[4,5]	1,230	1,305
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	11,163
Virginia Electric and Power Co. 1.20% 2018	9,600	9,488
Virginia Electric and Power Co. 2.95% 2022	3,535	3,576
Virginia Electric and Power Co. 3.45% 2024	6,310	6,510
Virginia Electric and Power Co. 4.45% 2044	11,885	13,037
The Bond Fund of America — Page 12 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Xcel Energy Inc. 4.70% 2020	$5,680	$6,310
Xcel Energy Inc. 6.50% 2036	3,178	4,321
		833,347
Consumer discretionary 2.80%
21st Century Fox America, Inc. 3.70% 2024[4]	5,675	5,849
Amazon.com, Inc. 3.80% 2024	10,875	11,164
Amazon.com, Inc. 4.95% 2044	27,000	28,022
American Honda Finance Corp. 2.25% 2019	13,500	13,552
Bed Bath & Beyond Inc. 3.749% 2024	5,370	5,450
Carnival Corp. 3.95% 2020	3,000	3,147
CBS Corp. 1.95% 2017	2,000	2,008
CBS Corp. 2.30% 2019	13,750	13,601
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	5,075	5,278
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 5.50% 2022	2,600	2,646
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,630	1,724
Comcast Corp. 5.875% 2018	7,320	8,242
Comcast Corp. 5.15% 2020	7,500	8,504
Comcast Corp. 4.65% 2042	7,285	8,006
Comcast Corp. 4.75% 2044	11,700	13,092
Cooper-Standard Holdings Inc., Term Loan B, 4.00% 2021[3,5,6]	1,393	1,378
Cox Communications, Inc. 2.95% 2023[4]	14,400	13,834
DaimlerChrysler North America Holding Corp. 1.30% 2015[4]	11,000	11,047
DaimlerChrysler North America Holding Corp. 1.25% 2016[4]	6,250	6,270
DaimlerChrysler North America Holding Corp. 2.625% 2016[4]	7,250	7,432
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	13,080	13,028
DaimlerChrysler North America Holding Corp. 1.10% 2018[3,4]	7,500	7,602
DaimlerChrysler North America Holding Corp. 1.875% 2018[4]	13,450	13,507
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	9,200	9,337
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	26,250	26,522
DaimlerChrysler North America Holding Corp. 3.25% 2024[4]	10,675	10,772
DaimlerChrysler North America Holding Corp. 8.50% 2031	3,000	4,600
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 5.15% 2042	2,700	2,800
DISH DBS Corp. 4.25% 2018	10,500	10,749
DISH DBS Corp. 5.125% 2020	375	379
Dollar General Corp. 4.125% 2017	938	968
Dollar General Corp. 1.875% 2018	1,817	1,757
Dollar General Corp. 3.25% 2023	10,130	9,237
Ford Motor Co. 4.75% 2043	2,500	2,648
Ford Motor Credit Co. 1.70% 2016	10,500	10,543
Ford Motor Credit Co. 2.50% 2016	9,000	9,104
Ford Motor Credit Co. 2.375% 2018	11,550	11,625
Ford Motor Credit Co. 2.375% 2019	22,325	22,192
Ford Motor Credit Co. 2.597% 2019	29,495	29,369
Ford Motor Credit Co. 4.375% 2023	14,665	15,706
Ford Motor Credit Co. 3.664% 2024	15,000	15,060
Gannett Co., Inc. 4.875% 2021[4]	860	856
General Motors Co. 4.00% 2025	1,745	1,754
General Motors Co. 5.00% 2035	18,395	19,215
General Motors Co. 5.20% 2045	11,000	11,633
General Motors Financial Co. 3.00% 2017	790	800
General Motors Financial Co. 3.25% 2018	225	226
General Motors Financial Co. 3.50% 2019	3,715	3,797
General Motors Financial Co. 4.375% 2021	9,000	9,405
The Bond Fund of America — Page 13 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Grupo Televisa, SAB 6.625% 2040	$5,200	$6,346
Grupo Televisa, SAB 7.25% 2043	MXN25,290	1,477
Home Depot, Inc. 2.00% 2019	$17,500	17,561
Home Depot, Inc. 4.40% 2021	7,500	8,355
Jaguar Land Rover PLC 4.25% 2019[4]	820	830
MGM Resorts International 8.625% 2019	3,000	3,416
NBC Universal Enterprise, Inc. 0.919% 2018[3,4]	10,425	10,520
NBC Universal Enterprise, Inc. 1.974% 2019[4]	7,175	7,112
NBC Universal Enterprise, Inc. 5.25% (undated)[4]	17,895	18,656
NBCUniversal Media, LLC 2.875% 2016	15,000	15,389
NBCUniversal Media, LLC 2.875% 2023	5,000	5,004
News America Inc. 6.90% 2019	12,750	15,048
News America Inc. 6.15% 2037	300	377
News America Inc. 5.40% 2043	1,000	1,195
RCI Banque 3.50% 2018[4]	18,500	19,168
Seminole Tribe of Florida 7.804% 2020[4,5]	5,705	6,076
Thomson Reuters Corp. 1.30% 2017	1,890	1,881
Thomson Reuters Corp. 1.65% 2017	14,825	14,745
Thomson Reuters Corp. 6.50% 2018	25,855	29,410
Thomson Reuters Corp. 4.30% 2023	8,805	9,384
Thomson Reuters Corp. 5.65% 2043	1,905	2,210
Time Inc., Term Loan B, 4.25% 2021[3,5,6]	9,826	9,752
Time Warner Cable Inc. 6.75% 2018	11,650	13,372
Time Warner Inc. 5.875% 2016	13,270	14,395
Time Warner Inc. 3.55% 2024	4,000	3,992
Time Warner Inc. 7.57% 2024	12,340	16,047
Time Warner Inc. 6.20% 2040	9,450	11,545
Toyota Motor Credit Corp. 0.875% 2015	11,000	11,032
Toyota Motor Credit Corp. 2.125% 2019	2,000	2,008
Viacom Inc. 2.75% 2019	6,010	6,029
Viacom Inc. 4.25% 2023	2,735	2,825
Viacom Inc. 3.875% 2024	6,600	6,638
Viacom Inc. 4.85% 2034	6,740	6,919
Viacom Inc. 5.85% 2043	7,100	7,924
Viacom Inc. 5.25% 2044	1,200	1,274
Volkswagen Group of America Finance, LLC 1.60% 2017[4]	9,200	9,173
Volkswagen Group of America Finance, LLC 2.45% 2019[4]	4,850	4,887
Volkswagen International Finance NV 4.00% 2020[4]	11,650	12,567
Warner Music Group 5.625% 2022[4]	50	49
WPP Finance 2010 3.75% 2024	3,000	3,017
Wynn Macau, Ltd. 5.25% 2021[4]	425	402
		783,444
Consumer staples 2.52%
Altria Group, Inc. 9.25% 2019	4,392	5,650
Altria Group, Inc. 2.625% 2020	24,835	24,936
Altria Group, Inc. 2.85% 2022	5,000	4,867
Altria Group, Inc. 2.95% 2023	16,500	15,984
Altria Group, Inc. 4.00% 2024	3,600	3,760
Altria Group, Inc. 9.95% 2038	6,350	10,896
Altria Group, Inc. 10.20% 2039	4,000	6,986
Altria Group, Inc. 4.50% 2043	3,500	3,539
Altria Group, Inc. 5.375% 2044	2,300	2,628
Anheuser-Busch InBev NV 3.625% 2015	25,250	25,475
The Bond Fund of America — Page 14 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Anheuser-Busch InBev NV 4.125% 2015	$32,375	$32,406
British American Tobacco International Finance PLC 9.50% 2018[4]	15,750	19,842
Coca-Cola Co. 1.50% 2015	18,970	19,163
Coca-Cola Co. 1.80% 2016	10,500	10,678
Coca-Cola Co. 3.15% 2020	4,190	4,386
ConAgra Foods, Inc. 1.30% 2016	9,630	9,632
ConAgra Foods, Inc. 1.90% 2018	21,475	21,348
ConAgra Foods, Inc. 3.20% 2023	27,635	27,116
CVS Caremark Corp. 2.25% 2019	16,090	16,040
CVS Caremark Corp. 4.00% 2023	12,600	13,359
CVS Caremark Corp. 5.30% 2043	4,075	4,891
Delhaize Group 6.50% 2017	16,205	17,888
General Mills, Inc. 1.40% 2017	8,010	7,982
General Mills, Inc. 2.20% 2019	2,055	2,040
Imperial Tobacco Finance PLC 2.05% 2018[4]	8,050	8,011
Imperial Tobacco Finance PLC 3.50% 2023[4]	2,673	2,631
Kraft Foods Inc. 1.625% 2015	6,120	6,147
Kraft Foods Inc. 2.25% 2017	5,300	5,391
Kraft Foods Inc. 6.50% 2040	2,000	2,580
Kraft Foods Inc. 5.00% 2042	3,400	3,757
Kroger Co. 3.90% 2015	10,000	10,218
Kroger Co. 3.85% 2023	4,470	4,643
Kroger Co. 5.00% 2042	3,950	4,320
Kroger Co. 5.15% 2043	8,705	9,950
Mondelez International, Inc. 4.00% 2024	8,262	8,660
PepsiCo, Inc. 2.50% 2016	7,500	7,667
Pernod Ricard SA 2.95% 2017[4]	13,500	13,820
Pernod Ricard SA 4.45% 2022[4]	36,850	39,514
Philip Morris International Inc. 1.875% 2019	15,975	15,893
Philip Morris International Inc. 3.25% 2024	24,000	24,102
Philip Morris International Inc. 4.875% 2043	3,000	3,358
Philip Morris International Inc. 4.25% 2044	9,950	10,161
Procter & Gamble Co. 3.50% 2015	150	150
Reynolds American Inc. 3.25% 2022	19,360	18,890
Reynolds American Inc. 4.85% 2023	3,750	4,044
Reynolds American Inc. 4.75% 2042	2,500	2,436
Reynolds American Inc. 6.15% 2043	7,050	8,205
SABMiller Holdings Inc. 2.45% 2017[4]	9,875	10,081
SABMiller Holdings Inc. 2.20% 2018[4]	2,600	2,609
SABMiller Holdings Inc. 3.75% 2022[4]	12,030	12,575
Tyson Foods, Inc. 2.65% 2019	3,500	3,536
Tyson Foods, Inc. 3.95% 2024	14,375	14,889
Tyson Foods, Inc. 5.15% 2044	8,360	9,427
Walgreens Boots Alliance, Inc. 3.80% 2024	20,825	21,282
Wal-Mart Stores, Inc. 2.875% 2015	11,550	11,617
Wal-Mart Stores, Inc. 2.80% 2016	11,500	11,807
Wal-Mart Stores, Inc. 1.00% 2017	11,910	11,894
Wal-Mart Stores, Inc. 5.80% 2018	11,095	12,550
Wal-Mart Stores, Inc. 3.30% 2024	4,215	4,360
Wal-Mart Stores, Inc. 4.00% 2043	1,197	1,247
Wal-Mart Stores, Inc. 4.30% 2044	2,803	3,073
WM. Wrigley Jr. Co 2.40% 2018[4]	1,025	1,033
The Bond Fund of America — Page 15 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
WM. Wrigley Jr. Co 3.375% 2020[4]	$42,300	$43,293
WM. Wrigley Jr. Co. 2.90% 2019[4]	2,800	2,839
		704,152
Industrials 1.73%
ABB Finance (USA) Inc. 2.875% 2022	2,000	2,013
ADT Corp. 4.125% 2019	3,875	3,846
AECOM Technology Corp. 5.75% 2022[4]	710	728
Altegrity, Inc. 9.50% 2019[4]	3,675	3,500
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	12,170	10,101
Builders Firstsource 7.625% 2021[4]	2,125	2,183
Burlington Northern Santa Fe LLC 5.75% 2018	6,535	7,330
Burlington Northern Santa Fe LLC 3.45% 2021	2,800	2,926
Burlington Northern Santa Fe LLC 3.00% 2023	4,735	4,728
Burlington Northern Santa Fe LLC 4.45% 2043	6,450	6,766
Canadian National Railway Co. 1.45% 2016	6,090	6,136
Canadian National Railway Co. 2.85% 2021	10,000	10,248
CEVA Group PLC, LOC, 6.50% 2021[3,5,6]	691	649
CEVA Group PLC, Term Loan B, 6.50% 2021[3,5,6]	997	937
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	723	680
CEVA Group PLC, Term Loan, 6.50% 2021[3,5,6]	125	117
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[5]	506	513
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[5]	521	551
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[5]	6,950	7,302
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	11,486	12,082
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[5]	85	93
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	6,657	7,368
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[5]	1,564	1,643
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[5]	207	229
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	10,607	11,429
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[5]	9,879	11,040
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	8,889	10,089
CSX Corp. 7.375% 2019	7,500	8,989
CSX Corp. 3.40% 2024	7,950	8,068
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[5]	1,247	1,438
ENA Norte Trust 4.95% 2028[4,5]	3,177	3,272
ERAC USA Finance Co. 5.625% 2042[4]	993	1,168
Euramax International, Inc. 9.50% 2016	6,060	5,666
European Aeronautic Defence and Space Company 2.70% 2023[4]	15,500	15,244
General Electric Capital Corp., Series A, 2.25% 2015	19,500	19,774
General Electric Capital Corp. 1.50% 2016	6,718	6,792
General Electric Capital Corp. 2.95% 2016	2,790	2,873
General Electric Capital Corp. 2.30% 2017	5,000	5,124
General Electric Capital Corp. 2.45% 2017	13,000	13,364
General Electric Capital Corp., Series A, 6.00% 2019	10,500	12,226
General Electric Capital Corp. 3.10% 2023	19,600	19,866
General Electric Co. 0.85% 2015	13,000	13,037
General Electric Co. 2.70% 2022	15,500	15,533
General Electric Co. 4.125% 2042	4,000	4,158
General Electric Co. 4.50% 2044	1,600	1,766
General Electric Corp. 5.25% 2017	4,377	4,858
Hardwoods Acquisition Inc 7.50% 2021[4]	2,400	2,376
Hawker Beechcraft Acquisition Co., LLC, LOC, 0.008% 2015[3,5,6,8]	1,107	1,052
HD Supply, Inc. 11.50% 2020	4,850	5,578
The Bond Fund of America — Page 16 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
HD Supply, Inc. 5.25% 2021[4]	$1,175	$1,199
HDTFS Inc. 5.875% 2020	450	456
Honeywell International Inc. 5.00% 2019	8,725	9,809
Jeld-Wen Escrow Corp., Term Loan B, 5.25% 2021[3,5,6]	4,600	4,579
KLX Inc. 5.875% 2022[4]	1,230	1,245
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	4,000	3,920
Navios Maritime Holdings Inc. 7.375% 2022[4]	2,475	2,302
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	2,890	2,558
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	1,650	1,667
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	4,500	4,613
Norfolk Southern Corp. 5.75% 2016	3,390	3,554
Norfolk Southern Corp. 3.00% 2022	14,672	14,756
Nortek Inc. 10.00% 2018	3,100	3,263
Nortek Inc. 8.50% 2021	2,690	2,892
Parker-Hannifin Corp. 4.45% 2044	1,300	1,407
Ply Gem Industries, Inc. 6.50% 2022	4,000	3,775
Ply Gem Industries, Inc. 6.50% 2022[4]	900	842
R.R. Donnelley & Sons Co. 7.25% 2018	2,586	2,870
R.R. Donnelley & Sons Co. 7.875% 2021	250	278
R.R. Donnelley & Sons Co. 7.00% 2022	2,000	2,155
Raytheon Co. 6.75% 2018	4,030	4,657
Red de Carreteras de Occidente 9.00% 2028[5]	MXN61,570	4,085
Republic Services, Inc. 5.00% 2020	$5,000	5,534
Republic Services, Inc. 3.55% 2022	500	514
Republic Services, Inc. 5.70% 2041	2,000	2,475
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	1,175	1,116
Southwest Airlines Co. 2.75% 2019	1,870	1,881
Union Pacific Corp. 5.75% 2017	12,250	13,693
United Technologies Corp. 1.80% 2017	3,660	3,710
United Technologies Corp. 4.50% 2042	14,195	15,518
US Investigations Services, Inc. 13.00% 2020[4,7]	3,527	1,569
US Investigations Services, Inc. 14.00% 2020[4,5,7]	743	330
US Investigations Services, Inc. 15.00% 2021[4,7]	2,586	774
Volvo Treasury AB 5.95% 2015[4]	52,193	52,804
Waste Management, Inc. 2.60% 2016	3,330	3,409
Waste Management, Inc. 4.60% 2021	5,455	6,049
		483,707
Telecommunication services 1.45%
América Móvil, SAB de CV 8.46% 2036	MXN27,000	1,844
AT&T Inc. 0.90% 2016	$10,000	10,002
AT&T Inc. 1.40% 2017	12,015	11,904
AT&T Inc. 4.80% 2044	8,200	8,389
British Telecommunications PLC 2.35% 2019	2,745	2,744
Deutsche Telekom International Finance BV 3.125% 2016[4]	5,850	5,999
Deutsche Telekom International Finance BV 2.25% 2017[4]	8,575	8,716
Deutsche Telekom International Finance BV 9.25% 2032	4,994	8,093
Digicel Group Ltd. 8.25% 2020[4]	6,450	6,289
Digicel Group Ltd. 6.00% 2021[4]	4,465	4,186
Digicel Group Ltd. 7.125% 2022[4]	1,975	1,842
France Télécom 4.125% 2021	2,025	2,172
Frontier Communications Corp. 8.125% 2018	3,675	4,144
Frontier Communications Corp. 8.50% 2020	925	1,036
Frontier Communications Corp. 6.875% 2025	825	827
The Bond Fund of America — Page 17 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Intelsat Jackson Holding Co. 6.625% 2022	$9,300	$9,602
MetroPCS Wireless, Inc. 6.25% 2021	6,825	7,011
MetroPCS Wireless, Inc. 6.625% 2023	1,000	1,029
NII Capital Corp. 10.00% 2016[9]	4,900	1,715
NII Capital Corp. 7.875% 2019[4,9]	3,125	2,266
NII Capital Corp. 8.875% 2019[9]	5,900	2,094
NII Capital Corp. 11.375% 2019[4,9]	9,485	6,877
NII Capital Corp. 7.625% 2021[9]	13,780	2,618
Numericable Group SA, First Lien, 4.875% 2019[4]	9,450	9,403
Orange SA 2.75% 2019	8,938	9,113
SoftBank Corp. 4.50% 2020[4]	3,600	3,559
Sprint Nextel Corp. 7.00% 2020	7,650	7,688
Sprint Nextel Corp. 7.875% 2023	8,000	7,938
Telecom Italia Capital SA 6.999% 2018	13,887	15,484
Telecom Italia Capital SA 7.175% 2019	3,789	4,353
Telefónica Emisiones, SAU 3.992% 2016	14,500	14,920
Telefónica Emisiones, SAU 3.192% 2018	10,500	10,807
T-Mobile US, Inc. 6.542% 2020	5,250	5,440
T-Mobile US, Inc. 6.375% 2025	2,000	2,037
Trilogy International Partners, LLC 10.25% 2016[4]	2,250	2,258
Verizon Communications Inc. 2.625% 2020[4]	2,110	2,088
Verizon Communications Inc. 5.15% 2023	30,569	33,779
Verizon Communications Inc. 3.50% 2024	25,468	25,074
Verizon Communications Inc. 4.15% 2024	5,000	5,180
Verizon Communications Inc. 4.40% 2034	22,175	22,114
Verizon Communications Inc. 5.05% 2034	9,785	10,457
Verizon Communications Inc. 6.55% 2043	27,687	35,523
Verizon Communications Inc. 4.862% 2046[4]	28,499	29,347
Verizon Communications Inc. 5.012% 2054[4]	27,782	28,868
Wind Acquisition SA 4.75% 2020[4]	4,425	4,148
Wind Acquisition SA 7.375% 2021[4]	5,000	4,731
		405,708
Materials 0.78%
ArcelorMittal 6.00% 2021[3]	735	767
ArcelorMittal 7.25% 2041[3]	5,105	5,182
CEMEX SAB de CV 5.875% 2019[4]	6,000	6,105
Cliffs Natural Resources Inc. 4.875% 2021	9,920	5,382
Dow Chemical Co. 5.70% 2018	1,004	1,116
Dow Chemical Co. 3.00% 2022	7,500	7,341
E.I. du Pont de Nemours and Co. 5.25% 2016	500	541
E.I. du Pont de Nemours and Co. 2.80% 2023	10,000	9,854
Eastman Chemical Co. 3.80% 2025	5,300	5,406
Ecolab Inc. 3.00% 2016	7,275	7,517
First Quantum Minerals Ltd. 6.75% 2020[4]	7,074	6,437
First Quantum Minerals Ltd. 7.00% 2021[4]	3,049	2,759
FMG Resources 6.00% 2017[4]	7,580	7,272
FMG Resources 6.875% 2018[4,5]	5,736	5,219
Georgia Gulf Corp. 4.625% 2021	650	618
Georgia-Pacific Corp. 5.40% 2020[4]	2,000	2,253
Georgia-Pacific Corp. 3.60% 2025[4]	13,500	13,586
Glencore Xstrata LLC 1.594% 2019[3,4]	4,450	4,477
Glencore Xstrata LLC 2.50% 2019[4]	6,500	6,407
Holcim Ltd. 6.00% 2019[4]	1,607	1,841
The Bond Fund of America — Page 18 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Holcim Ltd. 5.15% 2023[4]	$3,315	$3,701
International Paper Co. 7.95% 2018	4,500	5,309
International Paper Co. 3.65% 2024	8,900	8,911
JMC Steel Group Inc. 8.25% 2018[4]	3,900	3,720
Monsanto Co. 2.75% 2021	2,425	2,421
Monsanto Co. 3.375% 2024	7,400	7,534
Monsanto Co. 4.70% 2064	9,400	9,905
Mosaic Co. 4.25% 2023	9,500	10,043
Newcrest Finance Pty Ltd. 4.45% 2021[4]	11,305	10,759
Packaging Corp. of America 4.50% 2023	1,585	1,663
Reynolds Group Inc. 5.75% 2020	11,405	11,747
Rio Tinto Finance (USA) Ltd. 2.25% 2016	10,500	10,701
Rio Tinto Finance (USA) Ltd. 1.625% 2017	11,000	11,003
Rio Tinto Finance (USA) Ltd. 9.00% 2019	5,670	7,180
Ryerson Inc. 11.25% 2018	2,854	3,054
Tembec Industries Inc. 9.00% 2019[4]	1,140	1,124
Walter Energy, Inc. 9.50% 2019[4]	4,975	3,806
Xstrata Canada Financial Corp. 4.95% 2021[4]	4,060	4,290
Yara International ASA 7.875% 2019[4]	2,175	2,594
		219,545
Information technology 0.44%
Alcatel-Lucent USA Inc. 4.625% 2017[4]	4,075	4,136
Alcatel-Lucent USA Inc. 6.75% 2020[4]	2,135	2,264
Alcatel-Lucent USA Inc. 8.875% 2020[4]	1,850	2,021
Avago Technologies Ltd., Term Loan B, 3.75% 2021[3,5,6]	3,782	3,772
First Data Corp. 8.25% 2021[4]	1,950	2,096
First Data Corp. 11.75% 2021	4,800	5,532
First Data Corp. 12.625% 2021	1,200	1,428
Freescale Semiconductor, Inc. 5.00% 2021[4]	6,775	6,809
Freescale Semiconductor, Inc. 6.00% 2022[4]	2,675	2,802
International Business Machines Corp. 2.00% 2016	12,500	12,689
International Business Machines Corp. 3.625% 2024	4,335	4,525
KLA-Tencor Corp. 4.65% 2024	13,500	14,003
National Semiconductor Corp. 6.60% 2017	6,000	6,756
NXP BV and NXP Funding LLC 3.75% 2018[4]	4,100	4,121
Oracle Corp. 2.80% 2021	26,100	26,464
Samsung Electronics America, Inc. 1.75% 2017[4]	4,500	4,516
SRA International, Inc. 11.00% 2019	3,000	3,203
SRA International, Inc., Term Loan B, 6.50% 2018[3,5,6]	8,436	8,446
TIBCO Software, Inc., Term Loan B, 6.50% 2020[3,5,6]	1,125	1,091
Xerox Corp. 2.95% 2017	2,535	2,606
Xerox Corp. 2.75% 2019	5,000	5,017
		124,297
Total corporate bonds & notes		7,622,098
Mortgage-backed obligations 22.46% Federal agency mortgage-backed obligations 17.16%
Fannie Mae 3.306% 2017[5]	3,896	4,075
Fannie Mae 11.038% 2020[3,5]	29	33
Fannie Mae 5.00% 2023[5]	1,760	1,909
Fannie Mae 5.50% 2023[5]	9,499	10,378
Fannie Mae 6.00% 2023[5]	258	284
The Bond Fund of America — Page 19 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.50% 2024[5]	$5,694	$6,147
Fannie Mae 4.50% 2025[5]	7,156	7,735
Fannie Mae 4.50% 2025[5]	4,501	4,866
Fannie Mae 4.50% 2025[5]	4,447	4,807
Fannie Mae 2.403% 2026[3,5]	188	197
Fannie Mae 6.00% 2026[5]	4,677	5,294
Fannie Mae 2.50% 2027[5]	23,812	24,307
Fannie Mae 2.50% 2027[5]	6,869	7,008
Fannie Mae 2.50% 2027[5]	4,734	4,829
Fannie Mae 2.50% 2027[5]	2,107	2,151
Fannie Mae 2.50% 2027[5]	1,642	1,676
Fannie Mae 2.50% 2027[5]	1,436	1,466
Fannie Mae 2.50% 2027[5]	1,279	1,304
Fannie Mae 2.50% 2027[5]	807	824
Fannie Mae 2.50% 2027[5]	682	696
Fannie Mae 2.50% 2027[5]	679	692
Fannie Mae 5.50% 2027[5]	2,279	2,547
Fannie Mae 2.50% 2028[5]	23,907	24,390
Fannie Mae 2.50% 2028[5]	6,544	6,676
Fannie Mae 6.00% 2028[5]	668	757
Fannie Mae 6.50% 2032[5]	120	127
Fannie Mae 6.50% 2034[5]	489	532
Fannie Mae 6.50% 2036[5]	3,083	3,506
Fannie Mae 6.50% 2036[5]	1,984	2,261
Fannie Mae 7.00% 2036[5]	610	677
Fannie Mae 7.00% 2036[5]	279	318
Fannie Mae 7.50% 2036[5]	359	407
Fannie Mae 8.00% 2036[5]	254	290
Fannie Mae 6.00% 2037[5]	1,523	1,716
Fannie Mae 6.00% 2037[5]	694	782
Fannie Mae 6.50% 2037[5]	2,347	2,663
Fannie Mae 6.50% 2037[5]	1,614	1,782
Fannie Mae 6.50% 2037[5]	1,453	1,586
Fannie Mae 6.50% 2037[5]	156	167
Fannie Mae 7.00% 2037[5]	924	1,032
Fannie Mae 7.00% 2037[5]	731	816
Fannie Mae 7.00% 2037[5]	538	593
Fannie Mae 7.00% 2037[5]	240	266
Fannie Mae 7.00% 2037[5]	136	152
Fannie Mae 7.00% 2037[5]	119	132
Fannie Mae 7.50% 2037[5]	269	305
Fannie Mae 7.50% 2037[5]	256	291
Fannie Mae 7.50% 2037[5]	166	188
Fannie Mae 7.50% 2037[5]	151	171
Fannie Mae 7.50% 2037[5]	124	137
Fannie Mae 7.50% 2037[5]	112	125
Fannie Mae 7.50% 2037[5]	100	111
Fannie Mae 7.50% 2037[5]	82	97
Fannie Mae 7.50% 2037[5]	66	68
Fannie Mae 7.50% 2037[5]	26	28
Fannie Mae 8.00% 2037[5]	119	129
Fannie Mae 5.281% 2038[3,5]	263	282
Fannie Mae 5.50% 2038[5]	40	45
Fannie Mae 6.00% 2038[5]	1,212	1,367
The Bond Fund of America — Page 20 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 6.50% 2038[5]	$51,239	$58,333
Fannie Mae 2.19% 2039[3,5]	1,349	1,439
Fannie Mae 2.191% 2039[3,5]	2,121	2,263
Fannie Mae 2.25% 2039[3,5]	983	1,051
Fannie Mae 2.28% 2039[3,5]	611	655
Fannie Mae 2.286% 2039[3,5]	1,360	1,457
Fannie Mae 3.446% 2039[3,5]	5,927	6,331
Fannie Mae 2.335% 2039[3,5]	671	720
Fannie Mae 3.058% 2039[3,5]	3,389	3,635
Fannie Mae 3.636% 2039[3,5]	265	285
Fannie Mae 3.47% 2039[3,5]	718	770
Fannie Mae 3.766% 2039[3,5]	1,164	1,248
Fannie Mae 4.50% 2039[5]	17,665	19,203
Fannie Mae 5.00% 2039[5]	15,132	16,914
Fannie Mae 5.50% 2039[5]	12,731	14,236
Fannie Mae 5.50% 2039[5]	1,892	2,115
Fannie Mae 3.608% 2040[3,5]	2,942	3,155
Fannie Mae 3.225% 2040[3,5]	14,413	15,068
Fannie Mae 4.00% 2040[5]	1,770	1,908
Fannie Mae 4.186% 2040[3,5]	1,018	1,080
Fannie Mae 4.38% 2040[3,5]	3,344	3,547
Fannie Mae 4.50% 2040[5]	4,122	4,479
Fannie Mae 5.00% 2040[5]	1,808	2,023
Fannie Mae 5.50% 2040[5]	7,784	8,728
Fannie Mae 5.50% 2040[5]	1,051	1,176
Fannie Mae 2.924% 2041[3,5]	2,433	2,532
Fannie Mae 3.076% 2041[3,5]	2,935	3,135
Fannie Mae 3.529% 2041[3,5]	1,146	1,204
Fannie Mae 3.547% 2041[3,5]	8,315	8,724
Fannie Mae 4.00% 2041[5]	12,726	13,751
Fannie Mae 4.00% 2041[5]	2,946	3,175
Fannie Mae 4.00% 2041[5]	1,680	1,811
Fannie Mae 4.00% 2041[5]	1,397	1,504
Fannie Mae 4.00% 2041[5]	952	1,026
Fannie Mae 4.50% 2041[5]	4,389	4,770
Fannie Mae 5.00% 2041[5]	12,221	13,537
Fannie Mae 5.00% 2041[5]	5,842	6,574
Fannie Mae 5.00% 2041[5]	4,446	5,004
Fannie Mae 5.00% 2041[5]	2,922	3,292
Fannie Mae 5.00% 2041[5]	1,828	2,058
Fannie Mae 3.50% 2042[5]	36,570	38,167
Fannie Mae 3.50% 2042[5]	20,594	21,540
Fannie Mae 3.50% 2042[5]	17,481	18,241
Fannie Mae 3.50% 2042[5]	10,777	11,284
Fannie Mae 3.50% 2042[5]	5,714	5,981
Fannie Mae 4.00% 2042[5]	29,696	32,096
Fannie Mae 4.00% 2042[5]	17,120	18,397
Fannie Mae 4.00% 2042[5]	14,583	15,713
Fannie Mae 4.00% 2042[5]	8,955	9,676
Fannie Mae 4.00% 2042[5]	7,496	8,100
Fannie Mae 4.00% 2042[5]	4,822	5,196
Fannie Mae 4.00% 2042[5]	1,424	1,539
Fannie Mae 4.00% 2042[5]	681	729
Fannie Mae 3.00% 2043[5]	34,952	35,391
The Bond Fund of America — Page 21 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 3.00% 2043[5]	$28,145	$28,503
Fannie Mae 3.00% 2043[5]	18,889	19,131
Fannie Mae 3.00% 2043[5]	14,355	14,536
Fannie Mae 3.00% 2043[5]	9,430	9,550
Fannie Mae 3.00% 2043[5]	9,340	9,459
Fannie Mae 3.00% 2043[5]	4,701	4,760
Fannie Mae 3.00% 2043[5]	4,368	4,422
Fannie Mae 4.00% 2043[5]	12,274	13,191
Fannie Mae 4.00% 2043[5]	11,407	12,327
Fannie Mae 3.111% 2044[3,5]	1,230	1,282
Fannie Mae 4.00% 2044[5]	8,064	8,700
Fannie Mae 4.00% 2044[5]	3,796	4,103
Fannie Mae 3.00% 2045[5,10]	55,975	56,592
Fannie Mae 3.50% 2045[5,10]	822,956	857,523
Fannie Mae 3.50% 2045[5,10]	136,300	141,652
Fannie Mae 4.00% 2045[5,10]	377,840	402,117
Fannie Mae 4.50% 2045[5,10]	552,547	598,703
Fannie Mae 4.50% 2045[5,10]	522,039	566,625
Fannie Mae 5.00% 2045[5,10]	66,660	73,650
Fannie Mae 6.50% 2047[5]	119	135
Fannie Mae 7.00% 2047[5]	484	546
Fannie Mae 7.00% 2047[5]	24	28
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017[5]	533	550
Fannie Mae, Series 2001-4, Class GA, 9.437% 2025[3,5]	84	95
Fannie Mae, Series 2001-4, Class NA, 10.005% 2025[3,5]	98	108
Fannie Mae, Series 1998-W5, Class B3, 6.50% 2028[5]	979	971
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029[5]	239	277
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[5]	1,849	2,073
Fannie Mae, Series 2001-20, Class E, 9.561% 2031[3,5]	19	21
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035[5]	2,055	2,314
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[5]	2,497	2,381
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[5]	2,074	1,977
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[5]	662	601
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036[5]	1,771	1,941
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036[5]	6,596	7,394
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036[5]	4,261	4,779
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037[5]	5,937	6,584
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041[5]	2,710	3,164
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	701	780
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[5]	1,516	1,761
Fannie Mae, Series 2002-W1, Class 2A, 6.532% 2042[3,5]	2,138	2,494
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.704% 2048[3,4,5]	177	177
Freddie Mac 5.00% 2023[5]	1,689	1,827
Freddie Mac 5.00% 2023[5]	61	66
Freddie Mac 5.00% 2023[5]	10	10
Freddie Mac 5.00% 2024[5]	4,173	4,541
Freddie Mac 6.00% 2026[5]	2,777	3,145
Freddie Mac 6.00% 2027[5]	16,885	19,137
Freddie Mac 4.50% 2030[5]	1,998	2,165
Freddie Mac 2.113% 2037[3,5]	2,970	3,148
Freddie Mac 4.50% 2037[5]	8,797	9,582
Freddie Mac 5.50% 2037[5]	3,287	3,678
Freddie Mac 5.50% 2037[5]	82	91
Freddie Mac 5.50% 2037[5]	19	21
The Bond Fund of America — Page 22 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 7.00% 2037[5]	$160	$177
Freddie Mac 7.50% 2037[5]	845	961
Freddie Mac 4.95% 2038[3,5]	973	1,044
Freddie Mac 5.50% 2038[5]	2,629	2,939
Freddie Mac 5.50% 2038[5]	2,362	2,644
Freddie Mac 5.50% 2038[5]	1,999	2,232
Freddie Mac 5.50% 2038[5]	1,073	1,201
Freddie Mac 5.50% 2038[5]	757	847
Freddie Mac 5.50% 2038[5]	445	498
Freddie Mac 5.50% 2038[5]	275	308
Freddie Mac 3.347% 2039[3,5]	2,071	2,217
Freddie Mac 4.50% 2039[5]	2,213	2,398
Freddie Mac 5.00% 2039[5]	16,612	18,354
Freddie Mac 5.50% 2039[5]	16,115	18,025
Freddie Mac 5.50% 2039[5]	6,296	7,045
Freddie Mac 4.50% 2040[5]	39,906	43,305
Freddie Mac 5.50% 2040[5]	11	12
Freddie Mac 4.50% 2041[5]	15,155	16,522
Freddie Mac 4.50% 2041[5]	4,096	4,444
Freddie Mac 4.50% 2041[5]	2,379	2,581
Freddie Mac 4.50% 2041[5]	751	819
Freddie Mac 5.00% 2041[5]	12,591	13,964
Freddie Mac 5.00% 2041[5]	8,369	9,407
Freddie Mac 5.00% 2041[5]	5,143	5,691
Freddie Mac 5.50% 2041[5]	8,834	9,882
Freddie Mac 2.582% 2042[3,5]	2,487	2,553
Freddie Mac 4.00% 2043[5]	23,837	25,583
Freddie Mac 4.00% 2043[5]	6,811	7,337
Freddie Mac 4.00% 2043[5]	6,365	6,834
Freddie Mac 4.00% 2043[5]	4,077	4,394
Freddie Mac 4.00% 2043[5]	3,482	3,739
Freddie Mac 4.00% 2043[5]	3,353	3,612
Freddie Mac 4.00% 2043[5]	2,827	3,043
Freddie Mac 4.00% 2043[5]	2,692	2,907
Freddie Mac 4.00% 2043[5]	1,704	1,828
Freddie Mac 3.128% 2044[3,5]	3,176	3,285
Freddie Mac 4.00% 2044[5]	2,786	3,007
Freddie Mac 4.00% 2043[5,10]	52,950	56,275
Freddie Mac 6.50% 2047[5]	312	348
Freddie Mac 7.00% 2047[5]	163	185
Freddie Mac, Series 2890, Class KT, 4.50% 2019[5]	1,982	2,097
Freddie Mac, Series 2626, Class NG, 3.50% 2023[5]	83	86
Freddie Mac, Series 1617, Class PM, 6.50% 2023[5]	452	507
Freddie Mac, Series 2153, Class GG, 6.00% 2029[5]	789	886
Freddie Mac, Series 2122, Class QM, 6.25% 2029[5]	1,321	1,456
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	9,200	10,170
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[5]	1,621	1,545
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[5]	1,493	1,410
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[5]	1,464	1,400
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[5]	1,343	1,272
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	26	24
Freddie Mac, Series 3257, Class PA, 5.50% 2036[5]	14,696	16,370
Freddie Mac, Series 3233, Class PA, 6.00% 2036[5]	10,698	12,000
Freddie Mac, Series 3156, Class NG, 6.00% 2036[5]	3,195	3,491
The Bond Fund of America — Page 23 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series 3286, Class JN, 5.50% 2037[5]	$12,035	$13,264
Freddie Mac, Series 3312, Class PA, 5.50% 2037[5]	6,939	7,648
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	6,546	7,215
Freddie Mac, Series 3271, Class OA, 6.00% 2037[5]	4,644	5,103
Government National Mortgage Assn. 10.00% 2021[5]	138	152
Government National Mortgage Assn. 2.50% 2028[5]	4,278	4,396
Government National Mortgage Assn. 5.00% 2035[5]	1,627	1,790
Government National Mortgage Assn. 6.00% 2038[5]	12,099	13,597
Government National Mortgage Assn. 6.50% 2038[5]	232	265
Government National Mortgage Assn. 3.50% 2039[5]	6,989	7,347
Government National Mortgage Assn. 5.00% 2039[5]	1,764	1,938
Government National Mortgage Assn. 3.50% 2040[5]	7,138	7,529
Government National Mortgage Assn. 4.50% 2040[5]	4,036	4,438
Government National Mortgage Assn. 5.50% 2040[5]	11,322	12,776
Government National Mortgage Assn. 3.50% 2041[5]	341	359
Government National Mortgage Assn. 4.50% 2041[5]	22,457	24,638
Government National Mortgage Assn. 4.50% 2041[5]	1,755	1,919
Government National Mortgage Assn. 4.50% 2041[5]	1,482	1,620
Government National Mortgage Assn. 4.50% 2041[5]	1,254	1,377
Government National Mortgage Assn. 5.00% 2041[5]	11,284	12,374
Government National Mortgage Assn. 3.50% 2042[5]	1,384	1,437
Government National Mortgage Assn. 3.50% 2043[5]	4,571	4,805
Government National Mortgage Assn. 4.00% 2044[5]	374,226	402,100
Government National Mortgage Assn. 4.00% 2044[5]	188,387	202,337
Government National Mortgage Assn. 4.00% 2044[5]	114,019	122,356
Government National Mortgage Assn. 4.00% 2044[5]	50,721	54,477
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015[5]	1,368	1,375
National Credit Union Administration, Series 2010-R2, Class 1A, 0.527% 2017[3,5]	1,264	1,268
National Credit Union Administration, Series 2011-R3, Class 1A, 0.559% 2020[3,5]	1,349	1,354
National Credit Union Administration, Series 2011-R1, Class 1A, 0.606% 2020[3,5]	1,629	1,639
		4,797,605
Commercial mortgage-backed securities 3.81%
Aventura Mall Trust, Series A, 3.743% 2032[3,4,5]	11,250	11,969
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[3,5]	10,279	10,826
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[3,5]	2,173	2,205
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[3,5]	10,623	10,974
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.563% 2049[3,5]	3,615	3,883
Banc of America Commercial Mortgage Inc., Series 2007-2, Class A-M, 5.791% 2049[3,5]	4,083	4,418
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.821% 2051[3,5]	5,895	6,420
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.427% 2051[3,5]	5,180	5,726
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.557% 2038[3,5]	2,769	2,892
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[3,5]	3,259	3,552
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-1-A, 5.65% 2050[3,5]	1,536	1,675
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[3,5]	5,730	6,311
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A-4, 5.431% 2049[5]	5,293	5,608
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.133% 2049[3,5]	7,468	8,186
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.40% 2044[3,5]	15,915	16,178
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[5]	20,168	21,194
COMM Mortgage Trust Series 2014-277P, Class A, 3.611% 2049[3,4,5]	20,000	20,928
Commercial Mortgage Trust, Series 2005-LP5, Class E, 5.179% 2043[3,4,5]	1,750	1,772
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[5]	15,175	16,221
Commercial Mortgage Trust, Series 2007-C9, Class A-1-A, 5.796% 2049[3,5]	312	338
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[4,5]	20,000	20,961
The Bond Fund of America — Page 24 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Crown Castle Towers LLC, Series 2010-2, Class C, 5.495% 2037[4,5]	$10,000	$10,888
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class A, 01.05% 2027[3,4,5]	15,620	15,602
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class B, 1.45% 2027[3,4,5]	1,000	1,000
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class C, 1.80% 2027[3,4,5]	1,000	1,001
CS First Boston Mortgage Securities Corp., Series 2014-ICE, Class D, 2.40% 2027[3,4,5]	500	498
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class D, 5.10% 2038[3,5]	1,500	1,525
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039[5]	24,708	26,055
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[5]	2,250	2,373
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.893% 2039[3,5]	9,240	9,927
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[3,5]	4,000	4,321
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.615% 2049[3,5]	12,708	13,625
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[4,5]	13,486	13,868
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,5]	50,817	52,046
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.003% 2031[3,4,5]	20,287	20,300
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-B, 1.353% 2031[3,4,5]	5,245	5,195
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29% 2045[3,5]	2,998	3,086
Grace Mortgage Trust, Series 2014-GRCE, Class A, 3.3687% 2028[4,5]	3,000	3,111
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.819% 2038[3,5]	12,967	13,563
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 5.819% 2038[3,5]	916	962
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[5]	5,340	5,738
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[5]	32,300	34,484
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[5]	9,880	10,827
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[3,5]	13,585	14,748
GS Mortgage Securities Corp. II, Series 2011-GC3, Class A-2, 3.645% 2044[4,5]	2,343	2,400
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A-1-A, 5.796% 2045[3,5]	940	1,023
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[4,5]	19,920	19,962
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[4,5]	8,500	8,615
Hilton USA Trust, Series 2013-HLF, CFX, 3.714% 2030[4,5]	3,610	3,652
Hilton USA Trust, Series 2013-HLF, DFX, 4.407% 2030[4,5]	1,000	1,024
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2014-INN, Class A, 1.074% 2029[3,4,5]	7,000	6,987
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.467% 2037[3,5]	6,447	6,447
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[3,5]	1,425	1,440
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-1-A, 5.471% 2043[3,5]	1,154	1,207
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-1-A, 5.811% 2043[3,5]	448	471
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[3,5]	9,788	10,268
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[5]	7,095	7,518
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[3,5]	47,285	49,404
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,5]	29,752	30,630
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.092% 2047[3,5]	1,701	1,817
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A-1-A, 5.439% 2049[5]	1,900	2,033
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.703% 2049[3,5]	35,287	38,200
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.703% 2049[3,5]	33,812	36,327
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051[5]	15,595	16,802
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[3,5]	3,967	4,330
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[3,5]	40,835	42,111
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045[5]	6,929	7,296
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047[5]	2,135	2,219
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4,5]	24,369	27,312
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.858% 2044[3,5]	6,310	6,881
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[3,5]	5,031	5,239
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[5]	12,511	13,461
The Bond Fund of America — Page 25 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Commercial mortgage-backed securities (continued)	Principal amount (000)	Value (000)
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[3,5]	$8,725	$9,212
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[3,5]	30,967	33,627
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.163% 2045[3,5]	8,680	9,672
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A-4, 5.742% 2043[3,5]	9,135	9,653
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 6.028% 2050[3,5]	7,050	7,584
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[5]	38,962	41,264
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.079% 2049[3,5]	7,410	8,092
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2021[4,5]	15,365	15,919
Morgan Stanley Capital I Trust, Series 2005-HQ6, Class AJ, 5.073% 2042[3,5]	2,000	2,030
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A-1-A, 5.831% 2042[3,5]	2,700	2,927
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	9,666	10,278
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-1A, 5.312% 2044[5]	556	592
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044[5]	13,600	14,496
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 6.105% 2049[3,5]	21,795	23,729
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[3,5]	8,086	8,157
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.707% 2043[3,5]	8,794	9,172
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[3,5]	7,119	7,549
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047[5]	4,900	5,287
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[3,5]	17,020	18,193
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.933% 2049[3,5]	15,250	16,395
WFLD Mortgage Trust, Series 2014-MONT, Class B, 3.755% 2031[3,4,5]	4,388	4,573
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755% 2031[3,4,5]	3,150	3,205
WFLD Mortgage Trust, Series 2014-MONT, Class D, 3.755% 2031[3,4,5]	1,575	1,547
WFLD Mortgage Trust, Series 2014-MONT, Class A, 3.755% 2031[3,4,5]	850	900
		1,066,109
Other mortgage-backed securities 0.96%
Australia & New Zealand Banking Group Ltd. 1.00% 2016[4,5]	4,250	4,263
Australia & New Zealand Banking Group Ltd. 2.40% 2016[4,5]	4,250	4,351
Bank of Montreal 2.85% 2015[4,5]	17,000	17,172
Bank of Montreal 2.625% 2016[4,5]	4,250	4,342
Bank of Nova Scotia 2.15% 2016[4,5]	4,650	4,739
Bank of Nova Scotia 1.75% 2017[4,5]	14,150	14,324
Barclays Bank PLC 2.50% 2015[4,5]	3,600	3,651
Caisse Centrale Desjardins 1.60% 2017[4,5]	3,375	3,408
Canadian Imperial Bank of Commerce 2.75% 2016[4,5]	4,150	4,239
Commonwealth Bank of Australia 0.75% 2016[4,5]	3,850	3,851
Commonwealth Bank of Australia 2.25% 2017[4,5]	4,150	4,243
Commonwealth Bank of Australia 1.875% 2018[4,5]	10,300	10,296
Commonwealth Bank of Australia 2.00% 2019[4,5]	8,950	8,945
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[4,5]	4,400	4,419
Credit Suisse Group AG 2.60% 2016[4,5]	4,300	4,405
DEPFA ACS Bank 5.125% 2037[4,5]	10,405	13,093
DNB ASA 1.45% 2019[4,5]	4,375	4,346
National Australia Bank 2.00% 2017[4,5]	3,500	3,554
National Australia Bank 1.25% 2018[4,5]	2,880	2,845
National Australia Bank 2.00% 2019[4,5]	8,575	8,598
National Australia Bank 2.125% 2019[4,5]	4,000	4,014
National Bank of Canada 2.20% 2016[4,5]	4,175	4,270
Norddeutsche Landesbank 2.00% 2019[4,5]	4,000	4,032
Nordea Eiendomskreditt AS 2.125% 2017[4,5]	4,000	4,076
Northern Rock PLC 5.625% 2017[4,5]	850	933
Royal Bank of Canada 3.125% 2015[4,5]	18,160	18,297
Royal Bank of Canada 1.125% 2016[5]	4,000	4,019
The Bond Fund of America — Page 26 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Royal Bank of Canada 2.00% 2019[5]	$4,075	$4,117
Royal Bank of Canada 2.20% 2019[5]	7,350	7,412
Skandinaviska Enskilda 1.375% 2018[4,5]	4,375	4,341
Sparebank 1 Boligkreditt AS 2.625% 2017[4,5]	3,400	3,486
Sparebank 1 Boligkreditt AS 1.25% 2019[4,5]	4,000	3,943
Sparebank 1 Boligkreditt AS 1.75% 2020[4,5]	5,125	5,022
Stadshypotek AB 1.875% 2019[4,5]	4,275	4,227
Swedbank AB 2.125% 2016[4,5]	3,400	3,472
Swedbank AB 2.95% 2016[4,5]	3,000	3,079
Swedbank AB 1.375% 2018[4,5]	4,375	4,336
Toronto-Dominion Bank 1.625% 2016[4,5]	4,400	4,454
Toronto-Dominion Bank 1.50% 2017[4,5]	10,000	10,083
UBS AG 1.875% 2015[4,5]	4,200	4,203
UBS AG 0.75% 2017[4,5]	4,375	4,372
Westpac Banking Corp. 1.375% 2015[4,5]	4,325	4,347
Westpac Banking Corp. 2.45% 2016[4,5]	4,325	4,436
Westpac Banking Corp. 1.25% 2017[4,5]	4,425	4,384
Westpac Banking Corp. 1.85% 2018[4,5]	9,000	9,009
Westpac Banking Corp. 1.375% 2019[4,5]	4,375	4,320
Westpac Banking Corp. 2.00% 2019[4,5]	7,150	7,132
		268,900
Collateralized mortgage-backed (privately originated) 0.53%
Connecticut Avenue Securities, Series 2013-C01, Class M-1, 2.155% 2023[3,4,5]	2,448	2,461
Connecticut Avenue Securities, Series 2014-C02, Class 2M1, 1.105% 2024[3,5]	5,171	5,072
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, 1.105% 2024[3,5]	2,590	2,545
Connecticut Avenue Securities, Series 2014-C03, Class 1M-1, 1.355% 2024[3,5]	2,117	2,096
Connecticut Avenue Securities, Series 2014-C01, Class M-1, 1.755% 2024[3,4,5]	1,734	1,727
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[5]	170	184
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[5]	24	26
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[5]	1,240	1,331
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[5]	22	24
Firstmac Bond Trust, Series 2014-1A, Class A2A, 0.504% 2015[3,4,5]	9,000	9,010
Freddie Mac, Series 2013-DN2, Class M-1, 1.605% 2023[3,5]	6,393	6,362
Freddie Mac, Series 2013-DN1, Class M-1, 3.555% 2023[3,5]	6,701	6,928
Freddie Mac, Series 2014-DN2, Class M-1, 1.005% 2024[3,5]	5,182	5,142
Freddie Mac, Series 2014-DN1, Class M-1, 1.155% 2024[3,5]	929	923
Freddie Mac, Series 2014-DN3, Class M-1, 1.507% 2024[3,5]	17,205	17,184
Freddie Mac, Series 2014-HQ2, Class M-1, 1.604% 2024[3,5]	11,348	11,299
Freddie Mac, Series 2014-HQ1, Class M-1, 1.807% 2024[3,5]	15,349	15,353
Freddie Mac, Series 2014-HQ3, Class M-1, 1.82% 2024[3,5]	10,417	10,413
Freddie Mac, Series 2014-DN2, Class M-2, 1.805% 2024[3,5]	2,965	2,864
Freddie Mac, Series 2014-HQ2, Class M-2, 2.354% 2024[3,5]	17,865	17,305
Freddie Mac, Series 2014-DN4, Class M-2, 2.57% 2024[3,5]	7,710	7,701
Freddie Mac, Series 2014-DN3, Class M-2, 2.557% 2024[3,5]	2,200	2,197
Freddie Mac, Series 2014-HQ1, Class M-2, 2.657% 2024[3,5]	9,200	9,069
TBW Mortgage-backed Trust, Series 2007-2, Class A-4-B, 0.575% 2037[3,5]	14,036	11,878
		149,094
Total mortgage-backed obligations		6,281,708
The Bond Fund of America — Page 27 of 37

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. 4.02%	Principal amount (000)	Value (000)
Argentina (Republic of) 7.00% 2017	$26,395	$25,132
Bermuda Government 5.603% 2020[4]	4,075	4,482
Bermuda Government 5.603% 2020	3,940	4,334
Bermuda Government 4.138% 2023[4]	1,700	1,726
Bermuda Government 4.854% 2024[4]	10,650	11,129
Brazil (Federal Republic of) 6.00% 2017[2]	BRL8,787	3,277
Brazil (Federal Republic of) 6.00% 2018[2]	2,492	920
Brazil (Federal Republic of) 6.00% 2020[2]	10,173	3,753
Brazil (Federal Republic of) 10.00% 2023	28,910	9,600
Brazil (Federal Republic of) 10.00% 2025	7,690	2,521
Caisse d’Amortissement de la Dette Sociale 1.625% 2015[4]	$4,000	4,027
Caisse d’Amortissement de la Dette Sociale 1.125% 2017[4]	10,470	10,516
Caisse d’Amortissement de la Dette Sociale 2.00% 2020[4]	5,000	4,993
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[4]	8,180	8,759
Chilean Government 3.875% 2020	3,000	3,228
Colombia (Republic of), Series B, 10.00% 2024	COP40,968,000	20,593
Colombia (Republic of) Global 4.375% 2021	$16,200	17,172
Colombia (Republic of) Global 4.00% 2024	1,400	1,435
Colombia (Republic of) Global 6.125% 2041	4,000	4,820
Colombia (Republic of) Global 5.625% 2044	900	1,017
Dominican Republic 7.50% 2021[4,5]	7,000	7,710
Dominican Republic 7.50% 2021[5]	950	1,046
Dominican Republic 7.45% 2044[4]	7,500	8,238
El Salvador (Republic of) 7.375% 2019	4,800	5,364
Europe Government Agency-Guaranteed, Dexia Credit Local 1.25% 2016[4]	4,100	4,120
European Investment Bank 1.00% 2015	9,100	9,136
FMS Wertmanagement 1.125% 2016	4,050	4,081
FMS Wertmanagement 1.00% 2017	4,400	4,348
FMS Wertmanagement 1.625% 2018	6,400	6,421
Gabonese Republic 6.375% 2024[4,5]	9,154	8,742
Greek Government 2.00%/3.00% 2023[11]	€570	440
Greek Government 2.00%/3.00% 2024[11]	570	436
Greek Government 2.00%/3.00% 2025[11]	570	412
Greek Government 2.00%/3.00% 2026[11]	570	394
Greek Government 2.00%/3.00% 2027[11]	570	384
Greek Government 2.00%/3.00% 2028[11]	570	372
Greek Government 2.00%/3.00% 2029[11]	835	543
Greek Government 2.00%/3.00% 2030[11]	835	535
Greek Government 2.00%/3.00% 2031[11]	835	530
Greek Government 2.00%/3.00% 2032[11]	835	523
Greek Government 2.00%/3.00% 2033[11]	835	523
Greek Government 2.00%/3.00% 2034[11]	835	517
Greek Government 2.00%/3.00% 2035[11]	835	514
Greek Government 2.00%/3.00% 2036[11]	1,035	633
Greek Government 2.00%/3.00% 2037[11]	1,035	627
Greek Government 2.00%/3.00% 2038[11]	1,035	631
Greek Government 2.00%/3.00% 2039[11]	1,035	631
Greek Government 2.00%/3.00% 2040[11]	1,035	632
Greek Government 2.00%/3.00% 2041[11]	1,035	632
Greek Government 2.00%/3.00% 2042[11]	1,035	635
Hungarian Government 6.25% 2020	$6,700	7,563
Hungarian Government 6.375% 2021	3,200	3,674
Hungarian Government 5.375% 2023	11,600	12,629
Hungarian Government 5.375% 2024	1,000	1,085
India (Republic of) 7.28% 2019	INR2,740,000	42,581
The Bond Fund of America — Page 28 of 37

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
India (Republic of) 8.83% 2023	INR730,000	$12,181
India (Republic of) 8.60% 2028	230,000	3,877
Indonesia (Republic of) 5.875% 2020[4]	$6,200	6,897
Indonesia (Republic of) 5.875% 2020	5,500	6,119
Indonesia (Republic of) 4.875% 2021	5,460	5,794
Indonesia (Republic of) 3.75% 2022	10,150	10,048
Indonesia (Republic of), Series 71, 9.00% 2029	IDR34,700,000	3,012
Indonesia (Republic of) 8.375% 2034	241,300,000	19,733
Indonesia (Republic of) 7.75% 2038	$8,400	11,035
Indonesia (Republic of) 5.25% 2042	8,700	8,820
Indonesia (Republic of) 4.625% 2043	1,500	1,397
Indonesia (Republic of) 6.75% 2044	1,800	2,232
Indonesia (Republic of) 6.75% 2044[4]	1,125	1,395
Instituto de Credito Oficial 1.125% 2016[4]	8,000	8,009
Inter-American Development Bank 4.375% 2044	11,500	14,109
Iraq (Republic of) 5.80% 2028[5]	21,050	17,735
Irish Government 3.90% 2023	€19,750	29,175
Israeli Government 5.125% 2019	$500	570
Italian Government 4.50% 2024	€8,500	12,662
Japan Bank for International Cooperation 3.00% 2024	$9,330	9,760
Japan Finance Organization for Municipalities 2.125% 2019[4]	10,000	10,063
Kenya (Republic of) 6.875% 2024[4]	12,000	12,630
Kenya (Republic of) 6.875% 2024	7,500	7,894
KfW 1.00% 2015	8,400	8,401
KfW 2.00% 2022	4,325	4,285
Landwirtschaftliche Rentenbank 1.75% 2019	8,970	9,003
Lithuania (Republic of) 6.125% 2021	6,000	7,009
Morocco Government 4.25% 2022	5,400	5,440
Morocco Government 4.25% 2022[4]	2,700	2,720
Morocco Government 5.50% 2042	19,300	20,120
Morocco Government 5.50% 2042[4]	2,300	2,398
Municipality Finance PLC 1.125% 2018[4]	4,900	4,850
Nigeria (Republic of) 5.125% 2018[4]	7,975	7,925
Nigeria (Republic of) 6.375% 2023	13,490	13,321
Nigeria (Republic of) 6.375% 2023[4]	5,325	5,258
Peru (Republic of) 5.625% 2050	7,500	8,869
Perusahaan Penerbit SBSN 4.35% 2024[4]	3,850	3,879
Philippines (Republic of) 6.375% 2034	15,500	20,809
Philippines (Republic of) 6.25% 2036	PHP621,000	15,627
Polish Government 2.75% 2023[2]	PLN17,334	5,409
Province of Manitoba 3.05% 2024	$6,050	6,260
Province of Ontario 3.20% 2024	20,000	20,865
Queensland Treasury Corp. 4.75% 2025	A$10,000	9,269
Romanian Government 6.75% 2022[4]	$8,000	9,659
Russian Federation 6.20% 2018	RUB617,500	8,030
Russian Federation 7.50% 2018	403,000	5,390
Russian Federation 5.00% 2020	$17,800	16,639
Russian Federation 7.50% 2030[5]	24,111	25,063
Russian Federation 7.50% 2030[4,5]	95	99
Slovenia (Republic of) 4.75% 2018	8,375	8,982
Slovenia (Republic of) 4.125% 2019[4]	870	914
Slovenia (Republic of) 5.50% 2022	32,660	36,334
Slovenia (Republic of) 5.50% 2022[4]	3,000	3,338
Slovenia (Republic of) 5.85% 2023	18,850	21,407
Slovenia (Republic of) 5.85% 2023[4]	10,650	12,095
The Bond Fund of America — Page 29 of 37

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Slovenia (Republic of) 5.25% 2024	$3,260	$3,598
South Africa (Republic of) 5.50% 2020	10,750	11,825
South Africa (Republic of), Series R-213, 7.00% 2031	ZAR200,000	15,113
Spanish Government 4.00% 2018[4]	$9,310	9,809
Spanish Government 5.40% 2023	€10,000	15,837
Spanish Government 5.15% 2028	14,000	22,719
Spanish Government 5.15% 2044	26,250	45,466
Sri Lanka (Republic of) 6.25% 2021[4]	$3,400	3,578
Swedish Export Credit Corp. 2.875% 2023[4]	9,000	8,916
Turkey (Republic of) 4.557% 2018[4]	1,195	1,256
Turkey (Republic of) 7.00% 2019	2,000	2,288
Turkey (Republic of) 3.00% 2021[2]	TRY2,690	1,247
Turkey (Republic of) 5.625% 2021	$8,000	8,830
Turkey (Republic of) 8.00% 2034	1,250	1,714
Turkey (Republic of) 6.75% 2040	11,300	13,998
Turkey (Republic of) 6.00% 2041	14,650	16,683
United Mexican States Government, Series M, 5.00% 2017	MXN60,000	4,170
United Mexican States Government 3.50% 2017[2]	191,034	13,829
United Mexican States Government 2.50% 2020[2]	31,663	2,198
United Mexican States Government, Series M20, 10.00% 2024	220,000	19,568
United Mexican States Government Global 3.60% 2025	$17,925	17,952
United Mexican States Government 4.00% 2040[2]	MXN103,433	7,903
United Mexican States Government Global, Series A, 5.125% 2020	$2,100	2,321
United Mexican States Government Global, Series A, 3.625% 2022	4,400	4,506
United Mexican States Government Global, Series A, 4.00% 2023	8,000	8,310
United Mexican States Government Global 5.55% 2045	10,000	11,650
Uruguay (Republic of) 4.375% 2028[2,5]	UYU138,487	5,718
Venezuela (Republic of) 7.65% 2025	$985	423
Venezuela (Republic of) 9.25% 2028	18,980	8,427
Zambia (Republic of) 5.375% 2022	8,500	7,884
		1,123,266
Federal agency bonds & notes 3.22%
CoBank, ACB 7.875% 2018[4]	23,615	27,566
CoBank, ACB 0.834% 2022[3,4]	29,725	27,867
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[5]	4,817	4,851
Fannie Mae 0.50% 2016	69,775	69,749
Fannie Mae 5.375% 2016	10,420	11,179
Fannie Mae 5.00% 2017	10,290	11,199
Fannie Mae 1.75% 2019	34,125	34,152
Fannie Mae 2.625% 2024	40,305	40,871
Fannie Mae 7.125% 2030	3,900	5,997
Fannie Mae, Series 2014-M2, Class A-S-Q2, multifamily 0.478% 2015[5]	7,879	7,879
Fannie Mae, Series 2013-M4, multifamily 2.608% 2022[5]	4,325	4,349
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022[5]	8,400	8,565
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022[5]	3,500	3,629
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[3,5]	7,175	7,559
Fannie Mae, Series 2014-M1, multifamily 3.373% 2023[3,5]	8,350	8,761
Fannie Mae, Series 2014-M2, Class A2, multifamily 3.513% 2023[3,5]	11,990	12,804
Fannie Mae, Series 2014-M13, Class A-2, multifamily 3.021% 2024[5]	1,500	1,537
Fannie Mae, Series 2014-M9, multifamily 3.103% 2024[3,5]	6,395	6,616
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.477% 2024[3,5]	18,290	19,462
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	5,000	5,459
Federal Farm Credit Banks 0.212% 2017[3]	26,250	26,258
Federal Farm Credit Banks 0.225% 2017[3]	21,501	21,504
The Bond Fund of America — Page 30 of 37

Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
Federal Home Loan Bank 2.125% 2016	$18,860	$19,276
Federal Home Loan Bank 2.75% 2018	16,635	17,423
Federal Home Loan Bank 3.375% 2023	28,050	30,121
Federal Home Loan Bank 5.50% 2036	600	821
Freddie Mac 0.50% 2016	35,245	35,237
Freddie Mac 4.875% 2018	13,365	14,976
Freddie Mac 1.25% 2019	43,500	42,642
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018[5]	3,092	3,156
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018[5]	3,225	3,293
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018[5]	3,100	3,178
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018[5]	2,455	2,571
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019[5]	3,365	3,349
Freddie Mac, Series KGRP, Class A, multifamily 0.536% 2020[3,5]	6,688	6,713
Freddie Mac, Series KF02, Class A2, multifamily 0.705% 2020[3,5]	25,063	25,178
Freddie Mac, Series KF02, Class A3, multifamily 0.80% 2020[3,5]	13,649	13,694
Freddie Mac, Series K009, Class A1, multifamily 2.757% 2020[5]	2,550	2,630
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020[5]	3,021	3,123
Freddie Mac, Series K714, Class A2, multifamily 3.034% 2020[3,5]	6,650	6,956
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020[5]	2,533	2,652
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021[5]	1,891	1,868
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021[5]	4,200	4,336
Freddie Mac, Series K716, Class A2, multifamily 3.132% 2021[5]	13,590	14,215
Freddie Mac, Series K022, Class A2, multifamily 2.355% 2022[5]	4,325	4,294
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[5]	14,350	14,277
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[5]	22,995	22,959
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022[5]	2,835	2,931
Freddie Mac, Series K029, Class A1, multifamily 2.839% 2022[5]	3,843	3,984
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[5]	6,735	6,746
Freddie Mac, Series K036, Class A2, multifamily 3.527% 2023[3,5]	24,490	26,175
Freddie Mac, Series K041, Class A-2, multifamily 3.171% 2024[5]	10,600	11,020
Freddie Mac, Series K040, Class A2, multifamily 3.241% 2024[5]	2,000	2,092
Private Export Funding Corp., Series W, 5.00% 2016	3,400	3,662
Private Export Funding Corp. 3.55% 2024	26,425	28,218
Tennessee Valley Authority, Series A, 3.875% 2021	8,750	9,617
Tennessee Valley Authority 1.875% 2022	23,750	22,864
Tennessee Valley Authority 4.65% 2035	4,000	4,831
Tennessee Valley Authority 5.25% 2039	21,250	27,145
Tennessee Valley Authority, Series B, 3.50% 2042	25,113	24,971
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,200	3,916
TVA Southaven 3.846% 2033[5]	3,240	3,445
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	16,500	16,720
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	8,600	8,858
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,136
United States Agency for International Development, Ukraine, 1.844% 2019	6,930	6,992
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 0% 2016	2,301	2,320
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[5]	4,032	4,233
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[5]	4,491	4,823
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 2032[5]	1,624	1,732
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[5]	2,618	2,611
		901,793
The Bond Fund of America — Page 31 of 37

Bonds, notes & other debt instruments Asset-backed obligations 2.69%	Principal amount (000)	Value (000)
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017[5]	$5,415	$5,537
Aesop Funding II LLC, Series 2010-5A, Class A, 3.15% 2017[4,5]	20,000	20,463
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,5]	19,500	19,432
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[5]	18,300	18,276
Ally Master Owner Trust, Series 2014-1, Class A1, 0.624% 2019[3,5]	8,015	8,011
Ally Master Owner Trust, Series 2014-1, Class A2, 1.29% 2019[5]	8,700	8,684
Ally Master Owner Trust, Series 2014-5, Class A2, 1.60% 2019[5]	10,860	10,840
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[5]	30,600	30,557
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class C-2, 2.67% 2015[5]	1,400	1,417
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A-3, 1.15% 2017[5]	3,405	3,385
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[5]	10,690	10,687
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.93% 2018[5]	650	654
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[5]	7,220	7,197
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-1, 2.01% 2024[5]	6,401	6,403
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-2, 3.77% 2031[5]	4,215	4,539
ARI Fleet Lease Trust, Series 2014-A, Class A-2, 0.81% 2022[4,5]	2,260	2,254
BA Credit Card Trust, Series 2014-A1, Class A, 0.534% 2021[3,5]	12,590	12,570
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[4,5]	4,400	4,401
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[5]	12,000	12,021
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.131% 2021[3,4,5,8]	30,365	30,357
CarMaxAuto Owner Trust, Series 2014-1, Class A-2, 0.47% 2017[5]	5,761	5,760
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[5]	15,625	15,580
CarMaxAuto Owner Trust, Series 2014-3, Class A-3, 1.16% 2019[5]	7,385	7,363
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[5]	12,800	12,775
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.579% 2026[3,4,5]	16,700	16,704
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-3, 0.83% 2018[4,5]	5,775	5,763
Chrysler Capital Auto Receivables Trust, Series 2014-A-A, Class A-4, 1.31% 2019[4,5]	3,850	3,839
Citibank Credit Card Issuance Trust, Series 2014-A-2, Class A-2, 1.02% 2019[5]	7,520	7,493
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2019[5]	9,000	9,051
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M-1, 1.904% 2033[3,5]	808	804
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033[5]	1,709	1,744
CWHEQ Revolving Home Equity Loan Trust, Series 2005-C, Class 2-A, FSA insured, 0.334% 2035[3,5]	6,902	6,315
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.293% 2037[3,5]	8,310	7,692
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.303% 2037[3,5]	12,500	11,346
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[5]	13,500	13,568
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,5]	11,352	11,346
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,5]	12,280	12,271
Fifth Third Auto Trust, Series 2014-1, Class A3, 0.68% 2018[5]	10,175	10,163
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[5]	6,000	5,980
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.315% 2019[3,4,5]	6,295	6,123
Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.89% 2017[5]	7,265	7,249
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[5]	12,285	12,274
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[4,5]	7,220	7,267
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,5]	19,235	19,330
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[5]	1,014	1,060
Henderson Receivables LLC, Series 2014-3A, Class A, 3.50% 2077[4,5]	4,994	5,020
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.554% 2028[3,4,5]	12,215	12,217
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 2016[4,5]	8,750	8,799
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[4,5]	11,075	11,071
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[4,5]	8,500	8,723
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[4,5]	15,000	14,799
Hilton Grand Vacation Trust, Series 2014-AA, Class A, 1.77% 2026[4,5]	3,994	3,956
Home Equity Asset Trust, Series 2004-7, Class M-1, 1.085% 2035[3,5]	6,500	6,319
Honda Auto Receivables Owner Trust, Series 2014-1, Class A-3, 0.67% 2017[5]	26,410	26,353
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2017[5]	11,880	11,843
The Bond Fund of America — Page 32 of 37

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[5]	$9,180	$9,161
Hyundai Auto Receivables Trust, Series 2014-A, Class A2, 0.46% 2017[5]	3,141	3,141
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.312% 2037[3,5]	6,378	5,697
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class A, 0.605% 2033[3,5]	1,701	1,664
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040[5]	763	807
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-4, 5.27% 2040[5]	391	421
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-5, 5.873% 2040[5]	1,285	1,396
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[5]	10,700	10,675
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1, 0.835% 2035[3,5]	3,717	3,711
Navient Student Loan Trust, Series 2014-AA, Class A-1, 0.641% 2022[3,4,5]	3,406	3,410
New Residential Advance Receivables Trust, Series 2014-T-2, Class A-2, 2.377% 2047[4,5]	10,745	10,760
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-1, 5.73% 2035[5]	1,027	1,080
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-2, 6.51% 2035[5]	823	890
RAMP Trust, Series 2004-RS10, Class A-I-6, 4.55% 2034[5]	1,838	1,869
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA3, Class A, FSA insured, 0.285% 2036[3,5]	907	796
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2015[5]	835	844
Santander Drive Auto Receivables Trust, Series 2011-4, Class C, 3.82% 2015[5]	751	760
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2016[5]	1,165	1,173
Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.94% 2016[5]	1,335	1,353
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2017[5]	3,860	3,881
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, 4.01% 2017[5]	1,740	1,769
Santander Drive Auto Receivables Trust, Series 2014-3, Class A3, 0.81% 2018[5]	6,000	5,988
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[5]	10,620	10,610
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[5]	5,400	5,413
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[5]	615	624
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[5]	1,975	1,973
Santander Drive Auto Receivables Trust, Series 2014-5, Class B, 1.76% 2019[5]	2,670	2,665
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[5]	4,465	4,494
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[5]	1,175	1,210
SLM Private Credit Student Loan Trust, Series 2014-A, Class A-1, 0.755% 2022[3,4,5]	3,763	3,771
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[4,5]	£1,160	1,706
South Carolina Student Loan Corp., Series 2014-1, Class A1, 0.918% 2030[3,5]	$3,600	3,606
South Carolina Student Loan Corp., Series 2014-1, Class A2, 1.168% 2033[3,5]	5,500	5,487
South Carolina Student Loan Corp., Series 2014-1, Class B, 1.668% 2035[3,5]	2,650	2,513
SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.70% 2023[4,5]	5,856	5,856
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[5]	2,500	2,495
Trade Maps Ltd., 2013-1-A-A, 0.854% 2018[3,4,5]	14,685	14,711
Trade Maps Ltd., 2013-1-A-B, 1.404% 2018[3,4,5]	2,900	2,900
UCFC Manufactured Housing Contract, Series 1996-2, Class A, MBIA insured, 7.135% 2028[5]	2,318	2,421
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[5]	6,735	7,046
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-4, 6.57% 2027[5]	2,729	2,842
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-5, 7.12% 2032[5]	3,000	3,250
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A-4, 6.57% 2024[5]	1,538	1,562
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class M-1, 7.82% 2032[5]	869	922
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[4,5,8]	14,668	14,668
Volkswagen Auto Lease Trust, Series 2014-A, Class A-3, 0.80% 2017[5]	2,910	2,903
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[5]	13,500	13,433
World Financial Network Credit Card Master Note Trust, Series 2014-A, Class A, 0.534% 2019[3,5]	8,700	8,706
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[5]	6,935	6,902
		751,580
The Bond Fund of America — Page 33 of 37

Bonds, notes & other debt instruments Municipals 2.04%	Principal amount (000)	Value (000)
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Ref. Bonds, Series 2014-F1, 5.00% 2054	$10,000	$11,273
State of California, Infrastructure and Econ. Dev. Bank, Rev. Ref. Bonds (J. Paul Getty Trust), Series 2011-A-2, 0.32% 2038 (put 2017)[3]	2,400	2,402
State of California, Public Works Board, Lease Rev. Bonds (Dept. of Corrections and Rehabilitation), Series 2014-A, 5.00% 2039	20,000	22,945
State of California, Regents of the University of California, General Rev. Bonds, Series 2014-AN, 4.765% 2044	2,600	2,796
State of California, Regents of the University of California, Limited Project Rev. Bonds, Series 2012-G, 5.00% 2042	16,305	18,407
State of California, Sacramento County Sanitation Districts Fncg. Auth., Rev. Bonds (Sacramento Regional County Sanitation Dist.), Series 2014-A, 5.00% 2044	5,000	5,822
State of California, Various Purpose G.O. Bonds, 4.50% 2043	10,000	10,940
State of California, Various Purpose G.O. Bonds, 5.00% 2024	10,000	12,457
State of California, Various Purpose G.O. Bonds, 5.00% 2043	21,685	24,638
State of California, Various Purpose G.O. Bonds, 5.00% 2043	4,050	4,640
State of California, Various Purpose G.O. Bonds, 7.30% 2039[5]	2,290	3,368
State of California, Various Purpose G.O. Bonds, 7.35% 2039	1,335	1,975
State of California, Various Purpose G.O. Bonds, 7.50% 2034	4,240	6,364
State of California, Various Purpose G.O. Bonds, 7.55% 2039	11,680	18,065
State of California, Various Purpose G.O. Bonds, 7.60% 2040	30,435	48,352
State of California, Various Purpose G.O. Bonds, 7.625% 2040	6,830	10,508
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.107% 2018	8,000	8,068
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	40,090	40,794
State of Florida, Miami-Dade County Expressway Auth., Toll System Rev. Ref. Bonds, Series 2014-A, 5.00% 2044	3,000	3,360
State of Georgia, Hospital Auth. of Hall County and City of Gainesville, Rev. Anticipation Certificates (Northeast Georgia Health System, Inc. Project), Series 2014-B, 0.99% 2035 (put 2020)[3]	5,000	5,007
State of Illinois, Board of Trustees of the University of Illinois, University of Illinois Auxiliary Facs. System Rev. Bonds, Series 2014-A, 5.00% 2044	8,500	9,532
State of Illinois, Chicago Transit Auth., Sales Tax Receipts Rev. Bonds, Series 2014, 5.25% 2049	15,000	17,150
State of Illinois, Fin. Auth., Rev. Bonds (University of Chicago), Series 2012-A, 5.00% 2051	5,000	5,461
State of Illinois, G.O. Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	17,000	18,710
State of Illinois, G.O. Bonds, Series 2014, 5.00% 2039	21,150	22,392
State of Illinois, Housing Dev. Auth., Housing Rev. Bonds, Series 2013-A, 2.45% 2043[5]	727	699
State of Illinois, Regional Transportation Auth. of Cook, DuPage, Kane, Lake, McHenry and Will Counties, G.O. Rev. Ref. Bonds, Series 2003-A, FGIC-National insured, 6.00% 2033	12,120	16,614
State of Kentucky, Housing Corp., Housing Rev. Bonds, Series 2013-D, 3.50% 2033	1,835	1,954
State of Maryland, Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2014-B, AMT, 3.25% 2044	4,245	4,441
State of Maryland, Montgomery County Housing Opportunities Commission, Single-family Housing Rev. Bonds, Series 2013-A, 4.00% 2031	875	945
State of Massachusetts, Housing Fin. Agcy., Single-family Housing Rev. Bonds, Series 167, 4.00% 2043	690	749
State of Minnesota, Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2012-B, 2.25% 2042[5]	6,680	6,355
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	1,895	1,932
State of Minnesota, Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-C, AMT, 4.00% 2045	5,000	5,431
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	1,545	1,616
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	1,580	1,671
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	425	440
State of Nebraska, Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2013-E, 3.00% 2043	530	554
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	10,500	10,266
State of New York, Dormitory Auth., State Personal Income Tax Rev. Bonds (Education), Series 2014-C, 5.00% 2044	10,000	11,455
The Bond Fund of America — Page 34 of 37

Bonds, notes & other debt instruments Municipals (continued)	Principal amount (000)	Value (000)
State of New York, Liberty Dev. Corp., Liberty Rev. Ref. Bonds (4 World Trade Center Project), Series 2011, 5.00% 2044	$4,660	$5,181
State of New York, Metropolitan Transportation Auth., Dedicated Tax Fund Bonds (Build America Bonds), Series 2009-C, 7.336% 2039	5,500	8,426
State of New York, Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2014-A-1, 5.00% 2044	15,690	17,643
State of New York, Metropolitan Transportation Auth., Transportation Rev. Bonds, Series 2014-B, 5.00% 2044	10,000	11,296
State of New York, New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Fiscal 2012 Series CC, 5.00% 2045	10,000	11,244
State of New York, New York City Municipal Water Fin. Auth., Water and Sewer System Second General Resolution Rev. Bonds, Fiscal 2014 Series BB, 5.00% 2046	26,100	29,525
State of New York, New York City Transitional Fin. Auth., Future Tax Secured Rev. Ref. Bonds, Series 2014-A1, 5.00% 2038	14,500	16,840
State of North Dakota, Housing Fin. Agcy., Housing Fin. Program Bonds (Home Mortgage Fin. Program), Series 2012-A, 3.75% 2042	1,990	2,146
State of Puerto Rico, Electric Power Auth., Power Rev. Ref. Bonds, Series UU, Assured Guaranty Municipal insured, 0.678% 2029[3]	5,500	4,171
State of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2002-D, Assured Guaranty Municipal insured, 5.00% 2032	2,300	2,300
State of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured, 5.25% 2034	935	961
State of Puerto Rico, Highways and Transportation Auth., Transportation Rev. Ref. Bonds, Series 2007-N, Assured Guaranty insured 5.25% 2036	2,100	2,149
State of Puerto Rico, Public Improvement Ref. Bonds (G.O. Bonds), Series 2014-A, 8.00% 2035	10,000	8,720
State of South Carolina, Housing Fin. Auth., Mortgage Rev. Ref. Bonds, AMT, 4.0% 2041	3,195	3,477
State of South Carolina, Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.00% 2049	4,300	4,812
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	820	866
State of South Dakota, Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	1,300	1,361
State of Tennessee, Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	1,010	1,070
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Bonds, Series 2013-B, 5.00% 2053	10,000	10,999
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Bonds, Series 2013-B, 5.25% 2051	10,000	11,345
State of Texas, SA Energy Acquisition Public Fac. Corp., Gas Supply Rev. Bonds, Series 2007, 5.50% 2023	6,000	7,178
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	8,000	7,968
		570,226
Total bonds, notes & other debt instruments (cost: $26,248,949,000)		26,891,393
Convertible stocks 0.04% Industrials 0.04%	Shares
CEVA Group PLC, Series A-1, 3.253% convertible preferred[8]	9,732	9,732
CEVA Group PLC, Series A-2, 2.253% convertible preferred[8,12]	2,576	1,996
Total convertible stocks (cost: $13,570,000)		11,728
Preferred securities 0.02% U.S. government agency securities 0.02%
CoBank, ACB, Class E, noncumulative[4]	6,250	4,270
Total preferred securities (cost: $5,820,000)		4,270
The Bond Fund of America — Page 35 of 37

Common stocks 0.06% Industrials 0.03%	Shares	Value (000)
CEVA Group PLC[4,8,13]	12,179	$9,438
Atrium Corp.[4,8,13]	985	1
		9,439
Health care 0.02%
Rotech Healthcare Inc.[8,13]	342,069	5,771
Materials 0.01%
NewPage Holdings Inc.[12]	30,840	2,698
Energy 0.00%
General Maritime Corp.[4,8,13]	1,716	60
Consumer discretionary 0.00%
Revel AC, Inc.[8,12,13]	222,053	—
Total common stocks (cost: $70,281,000)		17,968
Rights & warrants 0.00% Energy 0.00%
General Maritime Corp., warrants, expire 2017[4,8,13]	2,654	11
Total rights & warrants (cost: $672,000)		11
Short-term securities 12.33%	Principal amount (000)
Abbott Laboratories 0.10% due 1/20/2015[4]	$61,800	61,798
Army and Air Force Exchange Service 0.13% due 2/11/2015[4]	15,000	14,998
Chariot Funding, LLC 0.22%–0.27% due 4/23/2015–8/17/2015[4]	66,200	66,125
Chevron Corp. 0.08%–0.14% due 1/13/2015–4/10/2015[4]	145,200	145,169
Ciesco LLC 0.17% due 3/3/2015	25,000	24,992
Coca-Cola Co. 0.14%–0.19% due 1/12/2015–5/12/2015[4]	117,300	117,266
Fannie Mae 0.07%–0.14% due 2/17/2015–7/1/2015	361,800	361,638
Federal Farm Credit Banks 0.11%–0.13% due 2/6/2015–8/5/2015	183,200	183,151
Federal Home Loan Bank 0.07%–0.16% due 2/6/2015–9/9/2015	1,032,700	1,032,325
Freddie Mac 0.09%–0.17% due 1/8/2015–8/18/2015	1,047,762	1,047,367
General Electric Capital Corp. 0.19%–0.20% due 4/2/2015–5/5/2015	125,000	124,946
Google Inc. 0.11% due 3/4/2015[4]	11,400	11,398
Jupiter Securitization Co., LLC 0.21% due 5/5/2015[4]	25,000	24,980
Microsoft Corp. 0.09% due 2/9/2015[4]	50,000	49,995
National Rural Utilities Cooperative Finance Corp. 0.12% due 1/8/2015	25,000	24,999
Paccar Financial Corp. 0.09% due 1/6/2015	26,500	26,499
Procter & Gamble Co. 0.12%–0.15% due 1/7/2015–3/3/2015[4]	90,300	90,288
Wells Fargo Bank, N.A. 0.00% due 6/3/2015	40,000	39,997
Total short-term securities (cost: $3,447,672,000)		3,447,931
Total investment securities 108.60% (cost: $29,786,964,000)		30,373,301
Other assets less liabilities (8.60)%		(2,404,889)
Net assets 100.00%		$27,968,412

The Bond Fund of America — Page 36 of 37

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $30,142,000, which represented .10% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,373,234,000, which represented 12.06% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $61,692,000, which represented .22% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $85,124,000, which represented .30% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	A portion or all of the security purchased on a TBA basis.
[11]	Step bond; coupon rate will increase at a later date.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[13]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
NewPage Holdings Inc.	6/24/2011-9/9/2011	$5,092	$2,698.01%
CEVA Group PLC, Series A-2, 2.234% convertible preferred	3/10/2010-1/23/2012	3,703	1,996.01
Revel AC, Inc.	2/14/2011-10/25/2012	23,124	—	—
Total private placement securities		31,919	4,694	0.02

Key to abbreviations and symbols
TBA = To be announced	£ = British pounds	PLN = Polish zloty
A$ = Australian dollars	IDR = Indonesian rupiah	RUB = Russian rubles
BRL = Brazilian reais	INR = Indian rupees	TRY = Turkish lira
COP = Colombian pesos	MXN = Mexican pesos	UYU = Uruguayan pesos
€ = Euros	PHP = Philippine pesos	ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-008-0215O-S42204	The Bond Fund of America — Page 37 of 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary schedule of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 5, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended December 31, 2014, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the The Bond Fund of America’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The Bond Fund of America’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, Vice Chairman, President and Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, Vice Chairman, President and Principal Executive Officer

Date: February 27, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 27, 2015